UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-02671

Deutsche DWS Municipal Trust

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	5/31

Date of reporting period:	5/31/2021

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

May 31, 2021
Annual Report
to Shareholders
DWS Strategic High Yield Tax-Free Fund

Contents
4	Letter to Shareholders
5	Portfolio Management Review
11	Performance Summary
14	Portfolio Summary
15	Investment Portfolio
39	Statement of Assets and Liabilities
41	Statement of Operations
42	Statements of Changes in Net Assets
43	Financial Highlights
47	Notes to Financial Statements
59	Report of Independent Registered Public Accounting Firm
61	Information About Your Fund’s Expenses
62	Tax Information
63	Liquidity Risk Management
64	Advisory Agreement Board Considerations and Fee Evaluation
69	Board Members and Officers
74	Account Management Resources
This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
NOT FDIC/NCUA INSURED    NO BANK GUARANTEE    MAY LOSE VALUE
NOT A DEPOSIT    NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
2 |	DWS Strategic High Yield Tax-Free Fund

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality (“junk bonds” ) and non-rated securities present greater risk of loss than investments in higher-quality securities. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. The market for municipal bonds may be less liquid than for taxable bonds and there may be less information available on the financial condition of issuers of municipal securities than for public corporations. The Fund invests in inverse floaters, which are derivatives that involve leverage and could magnify the Fund’s gains or losses. Although the Fund seeks income that is exempt from federal income taxes, a portion of the Fund’s distributions may be subject to federal, state and local taxes, including the alternative minimum tax. Please read the prospectus for details.
War, terrorism, economic uncertainty, trade disputes, public health crises (including the recent pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.
DWS Strategic High Yield Tax-Free Fund	| 3

Letter to Shareholders
Dear Shareholder:
The economic outlook remains positive overall, buoyed by progress in the handling of the pandemic, good corporate earnings and support from central banks. While the U.S. and Asia are acting as growth engines, there is still some uncertainty whether the current momentum is sustainable.
Inflation has come back into focus sooner than expected as a result of the combination of the growth upswing, stimulus packages, expansive central banks, and, most recently, sharply rising oil prices. These circumstances may, to a great extent, prove to be a temporary phenomenon driven by one-time, pandemic-related effects. For example, the massive underutilization of productive capacity and labor in 2020 depressed prices last year. Normalization of commodity prices alone is providing a significant base effect. Together with pent-up demand for many goods, especially in services, this is likely to increase inflationary pressure this year, before it then subsides as economic activity returns to a more typical level.
Whether central banks will be able to leave interest rates at their current low levels is another critical question for the markets this year. Again, our CIO Office believes that government bond yields are likely to rise only temporarily this year.
The scope and pace of recovery is likely to remain uneven among regions, asset classes and investment sectors. We believe that this underscores the value add of active portfolio management. We also believe that the strong partnership between our portfolio managers and our CIO Office — which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world — makes an important difference in making strategic and tactical decisions for the DWS Funds.
Thank you for your trust. We welcome the opportunity to help you navigate these unusual times. For ongoing updates to our market and economic outlook, please visit the “Insights”  section of dws.com.
Best regards,
Hepsen Uzcan
President, DWS Funds
Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.
4 |	DWS Strategic High Yield Tax-Free Fund

Portfolio Management Review	(Unaudited)
Market Overview and Fund Performance
All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 11 through 13 for more complete performance information.
DWS Strategic High Yield Tax-Free Fund posted a return of 14.56% for the 12-month period ended May 31, 2021. The overall investment grade municipal bond market, as measured by the unmanaged Bloomberg Barclays Municipal Bond Index, delivered a total return of 4.74% for the same period. The average fund in the Morningstar High Yield Muni category returned 13.27% for the 12 months ended May 31, 2021.
As the period opened, investor sentiment continued to be supported in the wake of the COVID-19 pandemic by extraordinary measures from policy makers. These included the Federal Reserve (Fed) maintaining its benchmark overnight lending rate at zero, providing emergency lending facilities and engaging in broad-based bond purchases. Investors were increasingly optimistic that plans to re-open the economy would limit the
Investment Process
The Fund can buy many types of municipal securities of all maturities. These may include revenue bonds (which are backed by revenues from a particular source) and general obligation bonds (which are typically backed by the issuer’s ability to levy taxes).
The Fund’s management team seeks to hold municipal bonds that appear to offer the best opportunity to meet the Fund’s objective of providing a high level of income exempt from regular federal income tax. In selecting securities, the managers weigh a number of factors against each other, from economic outlooks and possible interest rate movements to characteristics of specific securities such as coupon, maturity date and call date, and changes in supply and demand within the municipal bond market. Although portfolio management may adjust the Fund’s duration (a measure of sensitivity to interest rates) over a wider range, they generally intend to keep it similar to that of the Bloomberg Barclays Municipal Bond Index, generally between five and nine years.
DWS Strategic High Yield Tax-Free Fund	| 5

magnitude of the coronavirus-driven downturn. Municipal bond prices benefited from positive tax-free mutual fund investor flows.
As 2020 progressed, market sentiment was supported by improving economic data and optimism over a COVID-19 vaccine. November saw a source of uncertainty removed with a clear outcome to the presidential election, followed shortly after by headlines around the emergency use authorization for a pair of COVID-19 vaccines.
“Municipal credit sentiment was supported by congressional passage of a $1.9 trillion stimulus package with $350 billion earmarked for supporting state and local governments.”
The first quarter of 2021 saw longer-term U.S. Treasury yields move higher on rising inflation expectations and fears that the Fed would feel compelled to move forward the timetable for tightening policy. The AAA municipal yield curve steepened as the short end remained anchored and yields rose on longer maturities. Municipal credit sentiment was supported by congressional passage of a $1.9 trillion stimulus package with $350 billion earmarked for supporting state and local governments. In addition, municipals were boosted by speculation that tax rates would be raised for high earners and corporations to support a large infrastructure package. Against this backdrop, the pace of investor flows into municipal mutual funds reached all-time highs.
For the 12 months ended May 31, 2021, lower-quality issues within the municipal market significantly outperformed as investors sought yield given improving confidence around the economy. Despite the upward move seen in the first quarter of 2021, longer-term AAA municipal yields finished the period lower and the curve flattened between 2 and 30 years. To illustrate, the two-year yield went from 0.16% to 0.10%, the 10-year from 0.84% to 0.99%, and the 30-year from 1.65% to 1.51% (source: Thomson Reuters).
6 |	DWS Strategic High Yield Tax-Free Fund

AAA Municipal Bond Yield Curve (as of 5/31/21 and 5/31/20)

Source: Refinitiv TM3 as of 5/31/21.
Chart is for illustrative purposes only and does not represent any DWS product.
Positive and Negative Contributors to Fund Performance
The Fund’s overall positioning with respect to credit quality was the most significant contributor to outperformance vs. the benchmark. During the period we had significant out-of-benchmark exposure to issues rated below-investment-grade. In addition, we were overweight issues in the BBB quality range. Lower quality credit significantly outperformed bonds rated A and above.
In sector terms, overweight exposure to senior living, education, corporate-backed, and Puerto Rico debt contributed to performance as these areas rebounded after being some of the most negatively impacted by the COVID-19 pandemic. Above-benchmark exposure to Illinois general obligations helped performance as federal government stimulus directly aided credit fundamentals of state and local governments. While there were no material detractors over the period given the Fund’s significant outperformance relative to the benchmark, we did have modest exposure to distressed or defaulted issues within the healthcare sector.
The Fund’s positioning along the yield curve contributed to performance relative to the benchmark over the 12 months. Specifically, the Fund was overweight the 20- to 30-year segment of the yield curve which benefited the most from declining yields as the curve flattened.
Outlook and Positioning
As of the end of May 2021, municipal yields on an absolute basis and relative to U.S. Treasuries were at low levels by historical standards. The
DWS Strategic High Yield Tax-Free Fund	| 7

two-year municipal bond yield of 0.10% was 71.4% of the comparable-maturity U.S. Treasury bond yield before taking into account the tax advantage of municipals. The 10-year municipal bond yield of 0.99% was 61.9% of the comparable-maturity U.S. Treasury bond yield, while the 30-year municipal yield of 1.51% was 66.2% of the comparable U.S. Treasury yield.
With an end to the pandemic and economic reopening in sight as vaccines are rolled out, the municipal market remains well supported by accommodative monetary and fiscal policy as well as the potential for higher tax rates under a new political regime. We continue to be vigilant in our credit evaluation of lower quality issues, particularly in the BBB range and below.
Portfolio Management Team
The current portfolio management team is as follows:
Ashton P. Goodfield, CFA, Head of Investment Strategy Fixed Income
Portfolio Manager of the Fund through September 30, 2021. Began managing the Fund in 2014.
—
Joined DWS in 1986.
—
Head of Municipal Bond Department; Portfolio Manager, Municipal Bond Mutual Funds: Boston.
—
BA, Duke University.
Chad H. Farrington, CFA, Senior Portfolio Manager Fixed Income
Portfolio Manager of the Fund. Began managing the Fund in 2018.
—
Joined DWS in 2018 with 20 years of industry experience; previously, worked as Portfolio Manager, Head of Municipal Research, and Senior Credit Analyst at Columbia Threadneedle.
—
Effective October 1, 2021, Co-Head of Municipal Bond Department.
—
BS, Montana State University.
Michael J. Generazo, Senior Portfolio Manager Fixed Income
Portfolio Manager of the Fund. Began managing the Fund in 2018.
—
Joined DWS in 1999.
—
BS, Bryant College; MBA, Suffolk University.
8 |	DWS Strategic High Yield Tax-Free Fund

Effective October 1, 2021, the portfolio management team will be as follows:
Chad H. Farrington, CFA, Senior Portfolio Manager Fixed Income
Portfolio Manager of the Fund. Began managing the Fund in 2018.
—
Joined DWS in 2018 with 20 years of industry experience; previously, worked as Portfolio Manager, Head of Municipal Research, and Senior Credit Analyst at Columbia Threadneedle.
—
Effective October 1, 2021, Co-Head of Municipal Bond Department.
—
BS, Montana State University.
Michael J. Generazo, Senior Portfolio Manager Fixed Income
Portfolio Manager of the Fund. Began managing the Fund in 2018.
—
Joined DWS in 1999.
—
BS, Bryant College; MBA, Suffolk University.
Matthew J. Caggiano, CFA, Senior Portfolio Manager Fixed Income
Portfolio Manager of the Fund effective October 1, 2021.
—
Joined DWS in 1989.
—
Effective October 1, 2021, Co-Head of Municipal Bond Department.
—
BS, Pennsylvania State University; MS, Boston College.
Peter Aloisi, CFA, Portfolio Manager Fixed Income
Portfolio Manager of the Fund effective October 1, 2021.
—
Joined DWS in 2010 with five years of industry experience; previously, served as an Associate at Banc of America Securities.
—
BA and MBA, Boston College.
The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.
Terms to Know
The Bloomberg Barclays Municipal Bond Index covers the USD-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.
The Morningstar High Yield Muni category consists of funds that invest at least 50% of their assets in high-income municipal securities that are not rated or that are rated at a level of BBB and below.
The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as “steep,”  this is especially true), the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.
Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so
DWS Strategic High Yield Tax-Free Fund	| 9

forth. The lower the rating the higher the probability of default. Credit quality does not remove market risk and is subject to change.
Credit spread is the additional yield provided by municipal bonds rated AA and below vs. municipals rated AAA with comparable effective maturity.
Overweight means the Fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the Fund holds a lower weighting.
Contribution and detraction incorporate both an investment’s total return and its weighting in the Fund.
10 |	DWS Strategic High Yield Tax-Free Fund

Performance Summary	May 31, 2021 (Unaudited)
Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/21
Unadjusted for Sales Charge	14.56%	3.81%	4.92%
Adjusted for the Maximum Sales Charge (max 2.75% load)	11.41%	3.23%	4.63%
Bloomberg Barclays Municipal Bond Index†	4.74%	3.52%	4.29%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/21
Unadjusted for Sales Charge	13.68%	3.05%	4.14%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	13.68%	3.05%	4.14%
Bloomberg Barclays Municipal Bond Index†	4.74%	3.52%	4.29%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/21
No Sales Charges	14.83%	4.07%	5.18%
Bloomberg Barclays Municipal Bond Index†	4.74%	3.52%	4.29%
Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/21
No Sales Charges	14.82%	4.09%	5.19%
Bloomberg Barclays Municipal Bond Index†	4.74%	3.52%	4.29%
Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated October 1, 2020 are 0.93%, 1.69%, 0.78% and 0.72% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
DWS Strategic High Yield Tax-Free Fund	| 11

A portion of the Fund’s distributions may be subject to federal, state and local taxes and the alternative minimum tax.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment
(Adjusted for Maximum Sales Charge)

Yearly periods ended May 31

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.
The growth of $10,000 is cumulative.
Performance of other share classes will vary based on the sales charges and the fee structure of those classes.
†	Bloomberg Barclays Municipal Bond Index covers the USD-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds.

12 |	DWS Strategic High Yield Tax-Free Fund

	Class A	Class C	Class S	Institutional Class
Net Asset Value
5/31/21	$ 12.59	$ 12.60	$ 12.60	$ 12.60
5/31/20	$ 11.37	$ 11.38	$ 11.38	$ 11.39
Distribution Information as of 5/31/21
Income Dividends, Twelve Months	$ .42	$ .32	$ .45	$ .45
Capital Gain Distributions	$ .01	$ .01	$ .01	$ .01
May Income Dividend	$ .0345	$ .0261	$ .0372	$ .0372
SEC 30-day Yield‡‡	1.80%	1.12%	2.10%	2.10%
Tax Equivalent Yield‡‡	3.04%	1.89%	3.55%	3.55%
Current Annualized Distribution Rate‡‡	3.23%	2.44%	3.48%	3.48%
‡‡	The SEC yield is net investment income per share earned over the month ended May 31, 2021, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 1.75%, 1.08%, 1.99% and 2.01% for Class A, C, S and Institutional shares, respectively, had certain expenses not been reduced. Tax equivalent yield is based on the Fund’s yield and a marginal federal income tax rate of 40.8%. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on May 31, 2021. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 3.18%, 2.40%, 3.37% and 3.39% for Class A, C, S and Institutional shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.
DWS Strategic High Yield Tax-Free Fund	| 13

Portfolio Summary	(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Open-End Investment Companies)	5/31/21	5/31/20
Revenue Bonds	86%	87%
General Obligation Bonds	7%	8%
Lease Obligations	3%	3%
Escrow to Maturity/Prefunded Bonds	3%	2%
Others	1%	—
	100%	100%
Interest Rate Sensitivity	5/31/21	5/31/20
Effective Maturity	6.9 years	10.0 years
Modified Duration	6.0 years	6.7 years
Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.
Modified duration is an approximate measure of a fund’s sensitivity to movements in interest rates based on the current interest rate environment.
Quality (As a % of Investment Portfolio excluding Open-End Investment Companies)	5/31/21	5/31/20
AAA	0%	1%
AA	6%	11%
A	20%	24%
BBB	28%	26%
BB	9%	9%
B	2%	0%
CCC	0%	—
CC	1%	1%
D	2%	1%
Not Rated	32%	27%
	100%	100%
The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s” ), Fitch Ratings, Inc. (“Fitch” ) or S&P Global Ratings (“S&P” ) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.
Top Five State/Territory Allocations (As a % of Investment Portfolio excluding Open-End Investment Companies)	5/31/21	5/31/20
Florida	9%	9%
New York	9%	8%
Texas	8%	8%
Illinois	7%	9%
Puerto Rico	7%	4%
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 15. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 74 for contact information.
14 |	DWS Strategic High Yield Tax-Free Fund

Investment Portfolio	as of May 31, 2021
	Principal Amount ($)	Value ($)
Municipal Bonds and Notes 96.3%
Alabama 0.5%
Jefferson County, AL, Sewer Revenue, Series C, Step-up Coupon, 0% to 10/1/2023, 6.9% to 10/1/2050, INS: AGMC	5,000,000	5,124,825
Arizona 3.1%
Arizona, State Industrial Development Authority, Education Facility Revenue, Odyssey Preparatory Academy Project, 144A, 5.0%, 7/1/2049	2,760,000	3,069,529
Arizona, State Industrial Development Authority, Education Revenue, BASIS School Projects:
Series G, 144A, 5.0%, 7/1/2047	1,000,000	1,134,759
Series D, 144A, 5.0%, 7/1/2051	1,035,000	1,171,986
Series G, 144A, 5.0%, 7/1/2051	550,000	622,794
Series A, 144A, 5.25%, 7/1/2047	1,000,000	1,125,845
Maricopa County, AZ, Industrial Development Authority, Education Revenue, Benjamin Franklin Charter School Project, Series A, 144A, 6.0%, 7/1/2052	1,000,000	1,193,584
Maricopa County, AZ, Industrial Development Authority, Education Revenue, Legacy Traditional Schools Project, Series B, 144A, 5.0%, 7/1/2049	1,490,000	1,719,728
Phoenix, AZ, Civic Improvement Corp., Rental Car Facility Revenue, Series A, 4.0%, 7/1/2045	6,500,000	7,069,237
Phoenix, AZ, Industrial Development Authority, Education Facility Revenue, Leman Academy of Excellence, ORO Valley Project:
Series A, 144A, 5.0%, 7/1/2038	1,380,000	1,423,805
Series A, 144A, 5.25%, 7/1/2048	1,750,000	1,804,856
Phoenix, AZ, Industrial Development Authority, Student Housing Revenue, Downtown Phoenix Student Housing LLC:
Series A, 5.0%, 7/1/2037	2,000,000	2,379,718
Series A, 5.0%, 7/1/2042	2,000,000	2,350,947
Pima County, AZ, Industrial Development Authority, Education Revenue, American Leadership Academy Project:
144A, 5.0%, 6/15/2047	655,000	667,047
144A, 5.0%, 6/15/2049	1,030,000	1,095,845
144A, 5.0%, 6/15/2052	2,285,000	2,357,587
The accompanying notes are an integral part of the financial statements.
DWS Strategic High Yield Tax-Free Fund	| 15

	Principal Amount ($)	Value ($)
Tempe, AZ, Industrial Development Authority Revenue, Tempe Life Care Village, Inc.:
Series A, 6.25%, 12/1/2042	1,535,000	1,556,691
Series A, 6.25%, 12/1/2046	1,400,000	1,418,881
		32,162,839
Arkansas 0.4%
Arkansas, State Development Finance Authority Industrial Development Revenue, Big River Steel Project, 144A, AMT, 4.75%, 9/1/2049	4,000,000	4,530,027
California 6.1%
California, County Tobacco Securitization Agency, Tobacco Settle Revenue, Series B-2, Zero Coupon, 6/1/2055	15,000,000	2,979,844
California, Golden State Tobacco Securitization Corp., Tobacco Settlement Revenue:
Series A-1, 5.0%, 6/1/2047	1,125,000	1,165,082
Series A-2, 5.0%, 6/1/2047	5,075,000	5,255,813
California, Morongo Band of Mission Indians Revenue, Series B, 144A, 5.0%, 10/1/2042	1,145,000	1,335,609
California, M-S-R Energy Authority, Series B, 7.0%, 11/1/2034, GTY: Citigroup Global Markets	8,750,000	13,844,148
California, Public Finance Authority Revenue, Sharp Healthcare Obligated Group, Series B, 0.01% (a), 6/1/2021, LOC: Barclays Bank PLC	2,000,000	2,000,000
California, River Islands Public Financing Authority, Special Tax, Community Facilities District No. 2019-1, Phase 2 Public Improvements:
3.875%, 9/1/2049	2,630,000	2,776,744
4.0%, 9/1/2046	4,895,000	5,291,822
California, State Municipal Finance Authority Revenue, LAX Integrated Express Solutions LLC, LINXS Apartment Project, Series A, AMT, 5.0%, 12/31/2047	2,075,000	2,518,130
California, State Municipal Finance Authority Revenue, NorthBay Healthcare, Series A, 5.25%, 11/1/2047	2,135,000	2,491,276
California, State Public Finance Authority Revenue, ENSO Village Project:
Series A, 144A, 5.0%, 11/15/2046 (b)	270,000	301,904
Series A, 144A, 5.0%, 11/15/2051 (b)	135,000	150,427
California, Statewide Communities Development Authority Revenue, Loma Linda University Medical Center, Series A, 144A, 5.25%, 12/1/2056	5,515,000	6,224,437
California, Tobacco Securitization Authority of Northern California, Tobacco Settlement Revenue, Series B-2, Zero Coupon, 6/1/2060	16,675,000	4,080,089
The accompanying notes are an integral part of the financial statements.
16 |	DWS Strategic High Yield Tax-Free Fund

	Principal Amount ($)	Value ($)
Long Beach, CA, Bond Finance Authority, Natural Gas Purchase Revenue, Series A, 5.25%, 11/15/2023, GTY: Merrill Lynch & Co.	620,000	694,553
Long Beach, CA, Carnival Cruise Terminal Financing, 144A, 7.282%, 11/1/2030, GTY: Carnival Corp.	1,700,000	1,699,858
Riverside County, CA, Transportation Commission Toll Revenue Senior Lien, Series A, 5.75%, 6/1/2048	2,850,000	3,102,752
San Buenaventura, CA, Community Memorial Health Systems, Prerefunded, 7.5%, 12/1/2041	3,250,000	3,366,510
San Joaquin Hills, CA, Transportation Corridor Agency, Toll Road Revenue, Series A, 5.0%, 1/15/2050	3,555,000	4,001,284
		63,280,282
Colorado 3.2%
Colorado, Brighton Crossing Metropolitan District No. 6 Ltd., Series A, 5.0%, 12/1/2050	1,000,000	1,103,969
Colorado, Broadway Park North Metropolitan District No. 2:
144A, 5.0%, 12/1/2040	1,100,000	1,221,765
144A, 5.0%, 12/1/2049	1,275,000	1,405,853
Colorado, Broadway Station Metropolitan District No. 3, Zero Coupon, 12/1/2049	2,000,000	1,375,322
Colorado, General Obligation, Series A, 144A, 5.0%, 12/1/2051	1,150,000	1,265,269
Colorado, High Performance Transportation Enterprise Revenue, C-470 Express Lanes, 5.0%, 12/31/2056	2,275,000	2,612,199
Colorado, North Range Metropolitan District No. 3, 5.25%, 12/1/2050	1,667,000	1,855,428
Colorado, Public Energy Authority, Natural Gas Purchased Revenue, 6.25%, 11/15/2028, GTY: Merrill Lynch & Co.	6,365,000	8,036,590
Colorado, State Health Facilities Authority Revenue, Christian Living Community, 6.375%, 1/1/2041	1,615,000	1,651,183
Colorado, State Health Facilities Authority, Hospital Revenue, CommonSpirit Health Obligation Group, Series A-2, 4.0%, 8/1/2049	2,000,000	2,265,840
Colorado, State Health Facilities Authority, Hospital Revenue, Covenant Retirement Communities Obligated Group, Series A, 5.0%, 12/1/2043	1,630,000	1,917,837
Colorado, Trails At Crowfoot Metropolitan District No. 3, Series A, 5.0%, 12/1/2049	1,000,000	1,077,573
Denver, CO, Convention Center Hotel Authority Revenue:
5.0%, 12/1/2033	500,000	587,299
5.0%, 12/1/2034	1,000,000	1,171,669
5.0%, 12/1/2040	2,060,000	2,388,521
The accompanying notes are an integral part of the financial statements.
DWS Strategic High Yield Tax-Free Fund	| 17

	Principal Amount ($)	Value ($)
Denver, CO, Health & Hospital Authority, Certificate of Participations, 5.0%, 12/1/2048	1,170,000	1,414,190
Denver, CO, Urban Renewal Authority, Tax Increment Revenue, 9th Urban Redevelopment Area, Series A, 144A, 5.25%, 12/1/2039	1,840,000	2,024,563
		33,375,070
Connecticut 0.2%
Connecticut, State Health & Educational Facilities Authority Revenue, Covenant Home, Inc., Series B, 5.0%, 12/1/2040	870,000	1,024,402
Connecticut, State Health & Educational Facilities Authority Revenue, Sacred Heart University, Series K, 4.0%, 7/1/2045	1,030,000	1,194,509
		2,218,911
District of Columbia 1.3%
District of Columbia, Latin American Montessori Bilingual Public Charter School, 5.0%, 6/1/2050	4,870,000	5,721,152
District of Columbia, Metropolitan Airport Authority, Dulles Toll Road Revenue, Dulles Metrorail & Capital Improvement Project, Series B, 4.0%, 10/1/2049	3,090,000	3,538,058
District of Columbia, Two Rivers Public Charter School, Inc.:
5.0%, 6/1/2050	1,825,000	2,133,807
5.0%, 6/1/2055	1,530,000	1,775,482
		13,168,499
Florida 6.6%
Collier County, FL, Industrial Development Authority, Continuing Care Community Revenue, Arlington of Naples Project, Series A, 144A, 8.125%, 5/15/2044 * (c)	2,310,000	1,570,800
Florida, Capital Project Finance Authority, Student Housing Revenue, Loan Program:
Series A-1, 5.0%, 10/1/2032	230,000	289,574
Series A-1, 5.0%, 10/1/2033	230,000	288,681
Series A-1, 5.0%, 10/1/2034	230,000	287,570
Series A-1, 5.0%, 10/1/2035	115,000	143,232
Florida, Capital Projects Finance Authority, Student Housing Revenue, Capital Projects Loan Program, Series A-2, 4.0%, 10/1/2024	3,700,000	3,694,527
Florida, Capital Trust Agency, Educational Facilities Authority, Charter Educational Foundation Project, Series A, 144A, 5.375%, 6/15/2048	1,840,000	2,060,799
Florida, Capital Trust Agency, Educational Growth Fund LLC, Charter School Portfolio Project, Series A-1, 144A, 5.0%, 7/1/2056	1,190,000	1,399,494
The accompanying notes are an integral part of the financial statements.
18 |	DWS Strategic High Yield Tax-Free Fund

	Principal Amount ($)	Value ($)
Florida, Development Finance Corp., Educational Facilities Revenue, Mater Academy Projects:
Series A, 5.0%, 6/15/2050	1,105,000	1,256,574
Series A, 5.0%, 6/15/2055	960,000	1,085,274
Florida, Development Finance Corp., Surface Transportation Facilities Revenue, Brightline Passenger Rail Project, Series B, 144A, AMT, 7.375%, 1/1/2049	4,250,000	4,614,382
Florida, Development Finance Corp., Surface Transportation Facilities Revenue, Virgin Trains USA Passenger Rail Project:
Series A, AMT, 144A, 6.375% (d), 1/1/2049	1,740,000	1,771,545
Series A, 144A, AMT, 6.5% (d), 1/1/2049	1,905,000	1,936,079
Florida, Higher Educational Facilities Financing Authority Revenue, Ringling College Project:
5.0%, 3/1/2029	980,000	1,164,623
5.0%, 3/1/2032	1,110,000	1,303,067
5.0%, 3/1/2034	1,195,000	1,396,939
Florida, State Atlantic University Finance Corp., Capital Improvements Revenue, Student Housing Project, Series B, 4.0%, 7/1/2044	8,555,000	9,872,996
Florida, State Development Finance Corp., Learning Gate Community School Project:
Series A, 5.0%, 2/15/2038	500,000	555,614
Series A, 5.0%, 2/15/2048	1,150,000	1,271,764
Florida, State Higher Educational Facilities Financial Authority Revenue, Florida Institute of Technology, Series A, 4.0%, 10/1/2044	1,395,000	1,534,907
Florida, State Higher Educational Facilities Financial Authority Revenue, Florida Institution of Technology, 4.0%, 10/1/2049	1,905,000	2,085,613
Florida, State Higher Educational Facilities Financial Authority Revenue, Jacksonville University Project, Series A-1, 144A, 4.75%, 6/1/2038	1,750,000	2,077,861
Florida, State Mid-Bay Bridge Authority, Series A, 5.0%, 10/1/2035	1,030,000	1,181,617
Florida, Village Community Development District No. 12, Special Assessment Revenue:
144A, 4.25%, 5/1/2043	2,385,000	2,661,290
144A, 4.375%, 5/1/2050	2,000,000	2,231,328
Florida, Village Community Development District No. 9, Special Assessment Revenue, 5.5%, 5/1/2042	1,210,000	1,245,126
Greater Orlando, FL, Aviation Authority Airport Facilities Revenue, JetBlue Airways Corp. Project, 5.0%, 11/15/2026	3,500,000	3,729,564
The accompanying notes are an integral part of the financial statements.
DWS Strategic High Yield Tax-Free Fund	| 19

	Principal Amount ($)	Value ($)
Jacksonville, FL, Educational Facilities Revenue, Jacksonville University Project, Series B, 144A, 5.0%, 6/1/2053	3,250,000	3,830,253
Lake County, FL, Educational Facilities Revenue, Imagine South Lake Charter School Project:
Series A, 144A, 5.0%, 1/15/2049	825,000	906,269
Series A, 144A, 5.0%, 1/15/2054	850,000	930,598
Osceola County, FL, Transportation Revenue:
Series A-2, Zero Coupon, 10/1/2049	3,400,000	1,317,864
Series A-2, Zero Coupon, 10/1/2051	4,775,000	1,704,387
Series A-2, Zero Coupon, 10/1/2054	4,570,000	1,450,012
Seminole County, FL, Industrial Development Authority, Legacy Pointe At UCF Project:
Series A, 5.25%, 11/15/2039	445,000	460,065
Series A, 5.5%, 11/15/2049	3,635,000	3,761,480
Tampa, FL, The University of Tampa Project, Series A, 4.0%, 4/1/2050	1,210,000	1,380,609
		68,452,377
Georgia 2.3%
Americus-Sumter County, GA, Hospital Authority, Magnolia Manor Obligated Group, Series A, Prerefunded, 6.375%, 5/15/2043	4,000,000	4,477,798
Atlanta, GA, Development Authority Revenue Bonds:
Series A-1, 5.0%, 7/1/2032	1,650,000	1,897,982
Series A-1, 5.0%, 7/1/2033	2,595,000	2,986,905
Series A-1, 5.0%, 7/1/2034	2,320,000	2,671,521
Atlanta, GA, Tax Allocation, Beltline Project:
Series B, 5.0%, 1/1/2029	3,450,000	4,170,099
Series B, 5.0%, 1/1/2030	1,715,000	2,067,351
Gainesville & Hall County, GA, Hospital Authority, Northeast Georgia Health System, Inc. Project, Series A, 5.5%, 8/15/2054	1,820,000	2,088,802
George L Smith II, GA, Congress Center Authority, Convention Center Hotel Second Tier, Series B, 144A, 5.0%, 1/1/2054	2,615,000	3,099,833
		23,460,291
Illinois 7.7%
Chicago, IL, Board of Education:
Series B, 4.0%, 12/1/2035	2,500,000	2,591,058
Series A, 5.0%, 12/1/2033	740,000	913,559
Series A, 5.0%, 12/1/2041	3,930,000	4,009,758
Series H, 5.0%, 12/1/2046	1,690,000	1,990,786
Series A, 5.5%, 12/1/2039	2,900,000	2,966,766
The accompanying notes are an integral part of the financial statements.
20 |	DWS Strategic High Yield Tax-Free Fund

	Principal Amount ($)	Value ($)
Series E, 6.038%, 12/1/2029	1,500,000	1,747,457
Chicago, IL, General Obligation:
Series A, 5.0%, 1/1/2036	1,000,000	1,079,580
Series A, 5.0%, 1/1/2044	4,000,000	4,760,804
Series B, 5.432%, 1/1/2042	3,885,000	4,369,137
Series A, 5.5%, 1/1/2049	2,425,000	2,952,162
Series A, 6.0%, 1/1/2038	2,180,000	2,653,677
Series B, 6.314%, 1/1/2044	2,500,000	3,095,413
Chicago, IL, O’Hare International Airport, Special Facility Revenue, AMT, 5.0%, 7/1/2048	1,185,000	1,409,805
Chicago, IL, Transit Authority, Sales Tax Receipts Revenue:
Series A, 4.0%, 12/1/2050	1,400,000	1,598,986
Series A, 4.0%, 12/1/2055	1,390,000	1,581,677
Illinois, Metropolitan Pier & Exposition Authority Revenue, McCormick Place Expansion Project:
Series A, Zero Coupon, 12/15/2052, INS: AGMC	7,000,000	2,778,617
Series B, 5.0%, 6/15/2052	4,435,000	4,578,610
Illinois, State Finance Authority Revenue, Friendship Village of Schaumburg, 5.125%, 2/15/2045	7,935,000	5,876,387
Illinois, State Finance Authority Revenue, OSF Healthcare Systems, Series A, Prerefunded, 5.0%, 5/15/2041	4,265,000	4,463,128
Illinois, State General Obligation:
Series A, 5.0%, 10/1/2033	4,970,000	6,054,783
Series B, 5.0%, 10/1/2033	3,150,000	3,837,539
5.0%, 11/1/2034	1,500,000	1,745,592
5.0%, 1/1/2035	300,000	341,948
Series A, 5.0%, 5/1/2035	2,295,000	2,761,056
5.0%, 5/1/2039	2,600,000	2,838,217
Series A, 5.0%, 12/1/2042	3,610,000	4,238,425
Series A, 5.0%, 3/1/2046	535,000	665,226
5.75%, 5/1/2045	1,470,000	1,898,544
		79,798,697
Indiana 1.5%
Indiana, State Finance Authority Environmental Revenue, United Steel Corporation Project, Series A, 4.125%, 12/1/2026	1,250,000	1,367,170
Indiana, State Finance Authority Revenue, Educational Facilities, Rock Creek Community Academy Inc., Project:
Series A, 144A, 5.875%, 7/1/2038	1,340,000	1,542,552
Series A, 144A, 6.125%, 7/1/2048	3,660,000	4,207,065
The accompanying notes are an integral part of the financial statements.
DWS Strategic High Yield Tax-Free Fund	| 21

	Principal Amount ($)	Value ($)
Indiana, State Finance Authority Revenue, Greencroft Obligation Group, Series A, 7.0%, 11/15/2043	2,290,000	2,489,143
Indiana, State Finance Authority, Health Facilities Revenue, Baptist Healthcare System, Series A, 5.0%, 8/15/2051	5,000,000	5,984,224
		15,590,154
Iowa 1.1%
Iowa, State Higher Education Loan Authority Revenue, Private College Facility, Des Moines University Project:
4.0%, 10/1/2045	2,135,000	2,425,555
4.0%, 10/1/2050	3,075,000	3,481,792
Iowa, State Higher Education Loan Authority, Loras College, 0.02% (a), 6/1/2021, LOC: Bank of America NA	200,000	200,000
Iowa, State Higher Education Loan Authority, Private College, Loras College, 0.02% (a), 6/1/2021, LOC: Bank of America NA	1,000,000	1,000,000
Iowa, State Student Loan Liquidity Corp., Senior Revenue, Series B, AMT, 3.0%, 12/1/2039	2,500,000	2,649,126
Iowa, Tobacco Settlement Authority, “2” , Series B, Zero Coupon, 6/1/2065	10,000,000	1,766,321
		11,522,794
Kansas 0.1%
Wyandotte County, KS, Unified Government, Legends Apartments Garage & West Lawn Project, 4.5%, 6/1/2040	1,485,000	1,556,405
Kentucky 1.6%
Columbia, KY, Educational Development Revenue, Lindsey Wilson College Project, 5.0%, 12/1/2033	2,560,000	2,918,181
Kentucky, Public Transportation Infrastructure Authority Toll Revenue, 1st Tier-Downtown Crossing, Series A, 6.0%, 7/1/2053	7,195,000	7,974,886
Kentucky, State Economic Development Finance Authority, Owensboro Health, Inc., Obligated Group:
Series A, 5.0%, 6/1/2045	1,275,000	1,458,302
Series A, 5.25%, 6/1/2041	1,915,000	2,245,498
Louisville & Jefferson County, KY, Metropolitan Government Health System Revenue, Norton Healthcare, Inc., Series B, 0.01% (a), 6/1/2021, LOC: PNC Bank NA	1,800,000	1,800,000
		16,396,867
The accompanying notes are an integral part of the financial statements.
22 |	DWS Strategic High Yield Tax-Free Fund

	Principal Amount ($)	Value ($)
Louisiana 0.2%
Louisiana, New Orleans Aviation Board, General Airport North Terminal, Series B, AMT, 5.0%, 1/1/2048	710,000	846,927
Louisiana, Public Facilities Authority Revenue, Ochsner Clinic Foundation Project, Prerefunded, 5.0%, 5/15/2047	10,000	12,057
Shreveport, LA, Water & Sewer Revenue, Junior Lien, Series B, 4.0%, 12/1/2044, INS: AGMC	1,000,000	1,138,237
		1,997,221
Maine 0.9%
Maine, Health & Higher Educational Facilities Authority Revenue, Maine General Medical Center, Prerefunded, 6.75%, 7/1/2036	9,000,000	9,048,263
Maryland 1.7%
Maryland, State Economic Development Corp., Student Housing Revenue, Morgan State University Project:
5.0%, 7/1/2050	310,000	381,661
5.0%, 7/1/2056	540,000	661,836
Maryland, State Health & Higher Educational Facilities Authority Revenue, Adventist Healthcare, Series A, 6.125%, 1/1/2036	3,250,000	3,361,081
Maryland, State Health & Higher Educational Facilities Authority Revenue, Adventist Healthcare, Obligated Group, Series A, 5.5%, 1/1/2046	11,080,000	13,092,726
		17,497,304
Massachusetts 0.4%
Massachusetts, Development Finance Agency Revenue, 5.0%, 7/1/2047	1,250,000	1,452,593
Massachusetts, State Development Finance Agency Revenue, Boston University, Series U-6C, 0.01% (a), 6/1/2021, LOC: TD Bank NA	275,000	275,000
Massachusetts, State Educational Financing Authority, Series B, AMT, 3.0%, 7/1/2035	2,000,000	2,114,183
		3,841,776
Michigan 1.6%
Kentwood, MI, Economic Development Corp., Limited Obligation, Holland Home, 5.625%, 11/15/2041	3,750,000	3,865,353
Michigan, Finance Authority Higher Facilities, Ltd. Obligation Revenue, Kettering University Project:
4.0%, 9/1/2045	1,775,000	2,025,724
4.0%, 9/1/2050	1,660,000	1,884,210
Michigan, Finance Authority Revenue, Tobacco Settlement Asset Backed Senior Capital Appreciation Bonds, Series B-2, Zero Coupon, 6/1/2065	40,000,000	5,240,036
The accompanying notes are an integral part of the financial statements.
DWS Strategic High Yield Tax-Free Fund	| 23

	Principal Amount ($)	Value ($)
Michigan, State Finance Authority Revenue, Detroit Water & Sewer Department:
Series C-3, 5.0%, 7/1/2033, INS: AGMC	1,820,000	2,066,311
Series C, 5.0%, 7/1/2035	910,000	1,062,788
		16,144,422
Minnesota 0.9%
Duluth, MN, Economic Development Authority, Health Care Facilities Revenue, Essentia Health Obligated Group:
Series A, 5.0%, 2/15/2048	1,000,000	1,198,587
Series A, 5.0%, 2/15/2053	2,815,000	3,361,084
Minnesota, State Housing Finance Agency, Series E, 3.5%, 7/1/2050	1,595,000	1,763,948
Minnesota, State Office of Higher Education Revenue, AMT, 2.65%, 11/1/2038	2,940,000	3,004,150
		9,327,769
Mississippi 0.7%
Lowndes County, MS, Solid Waste Disposal & Pollution Control Revenue, Weyerhaeuser Co. Project, Series A, 6.8%, 4/1/2022	5,500,000	5,779,023
Warren County, MS, Gulf Opportunity Zone, International Paper Co., Series A, 5.375%, 12/1/2035	1,000,000	1,022,657
		6,801,680
Missouri 1.7%
Kansas City, MO, Land Clearance Redevelopment Authority Project Revenue, Convention Center Hotel Project:
Series B, 144A, 5.0%, 2/1/2040	1,300,000	1,410,928
Series B, 144A, 5.0%, 2/1/2050	3,605,000	3,888,199
Series A, 144A, 6.25%, 4/15/2049	3,750,000	3,740,265
Lee’s Summit, MO, Industrial Development Authority, Senior Living Facilities Revenue, John Knox Village Project:
Series A, 5.0%, 8/15/2046	2,500,000	2,726,743
Series A, 5.0%, 8/15/2051	1,000,000	1,089,077
Series A, 5.25%, 8/15/2039	1,710,000	1,864,285
Missouri, State Health & Educational Facilities Authority Revenue, Medical Research, Lutheran Senior Services, Series A, 5.0%, 2/1/2046	665,000	748,344
St. Louis, MO, Industrial Development Authority Financing Revenue, Ballpark Village Development Project, Series A, 4.75%, 11/15/2047	2,275,000	2,332,581
		17,800,422
The accompanying notes are an integral part of the financial statements.
24 |	DWS Strategic High Yield Tax-Free Fund

	Principal Amount ($)	Value ($)
Nevada 0.4%
Nevada, Tahoe Douglas Visitors Authority, Stateline Revenue:
5.0%, 7/1/2040	1,000,000	1,162,746
5.0%, 7/1/2045	1,000,000	1,148,316
5.0%, 7/1/2051	1,000,000	1,146,209
Reno, NV, Sales Tax Revenue, Transportation Rail Access, Series C, 144A, Zero Coupon, 7/1/2058	4,500,000	754,181
		4,211,452
New Hampshire 0.1%
New Hampshire, State Health & Educational Facilities Authority Revenue, Hillside Village:
Series A, 144A, 6.125%, 7/1/2037 * (c)	900,000	675,000
Series A, 144A, 6.25%, 7/1/2042 * (c)	1,090,000	817,500
		1,492,500
New Jersey 4.6%
Atlantic County, NJ, Improvement Authority Lease Revenue, Atlantic City Compus Phase II Project, Series A, 4.0%, 7/1/2053, INS: AGMC	625,000	735,051
Atlantic County, NJ, Improvement Authority Lease Revenue, General Obligation Bonds, Atlantic City Compus Phase II Project, Series A, 4.0%, 7/1/2047, INS: AGMC	465,000	550,465
Essex County, NJ, Improvement Authority Network LLC, Student Housing Project, Series A, 4.0%, 8/1/2060, INS: BAM	1,685,000	1,977,292
New Jersey, Economic Development Authority, Self Designated Social Bonds:
Series QQQ, 4.0%, 6/15/2046	190,000	217,954
Series QQQ, 4.0%, 6/15/2050	190,000	217,025
New Jersey, State Covid-19 General Obligation Emergency Bonds:
Series A, 4.0%, 6/1/2030	860,000	1,063,109
Series A, 4.0%, 6/1/2031	860,000	1,078,732
Series A, 4.0%, 6/1/2032	415,000	528,505
New Jersey, State Economic Development Authority Revenue:
5.0%, 6/15/2028	450,000	465,442
Series BBB, 5.5%, 6/15/2030	8,975,000	11,014,959
New Jersey, State Economic Development Authority Revenue, Black Horse EHT Urban Renewal LLC Project, Series A, 144A, 5.0%, 10/1/2039	3,645,000	3,704,346
The accompanying notes are an integral part of the financial statements.
DWS Strategic High Yield Tax-Free Fund	| 25

	Principal Amount ($)	Value ($)
New Jersey, State Economic Development Authority Revenue, White Horse HMT Urban Renewal LLC Project, 144A, 5.0%, 1/1/2040	1,625,000	1,645,985
New Jersey, State Economic Development Authority, Special Facilities Revenue, Continental Airlines, Inc. Project, Series B, AMT, 5.625%, 11/15/2030	2,500,000	2,806,308
New Jersey, State Health Care Facilities Financing Authority, 5.0%, 10/1/2038	4,000,000	4,782,456
New Jersey, State Health Care Facilities Financing Authority Revenue, University Hospital, Series A, 5.0%, 7/1/2046, INS: AGMC	1,820,000	2,089,718
New Jersey, State Higher Education Assistance Authority, Student Loan Revenue:
Series B, AMT, 2.5%, 12/1/2040	1,035,000	1,051,015
Series B, AMT, 3.25%, 12/1/2039	1,500,000	1,622,892
Series B, AMT, 3.5%, 12/1/2039	1,800,000	1,982,580
New Jersey, State Transportation Trust Fund Authority:
Series A, 4.0%, 6/15/2039 (b)	665,000	750,554
Series A, 4.0%, 6/15/2040 (b)	830,000	934,760
Series A, 4.0%, 6/15/2041 (b)	805,000	903,949
Series A, 4.0%, 6/15/2042 (b)	510,000	570,990
Series AA, 4.0%, 6/15/2045	865,000	993,380
Series AA, 4.0%, 6/15/2050	960,000	1,092,826
New Jersey, State Turnpike Authority Revenue, Series A, 4.0%, 1/1/2051	4,000,000	4,720,618
		47,500,911
New Mexico 0.3%
New Mexico, State Mortgage Finance Authority, “I” , Series D, 3.25%, 7/1/2044	3,410,000	3,619,137
New York 7.8%
Buffalo & Erie County, NY, Industrial Land Development Corp., D’Youville College Project, Series A, 4.0%, 11/1/2050	2,500,000	2,864,896
Dutchess County, NY, Local Development Corp., Bard College Project, Series A, 144A, 5.0%, 7/1/2051	380,000	465,037
Monroe County, NY, Industrial Development Corp. Revenue, St. Ann’s Community Project, 5.0%, 1/1/2050	3,750,000	4,100,502
New York, Brooklyn Arena Local Development Corp., Pilot Revenue, Barclays Center Project, Series A, 4.0%, 7/15/2035, INS: AGMC	455,000	500,332
New York, General Obligation, Series E-5, 0.02% (a), 6/1/2021, LOC: TD Bank NA	1,375,000	1,375,000
The accompanying notes are an integral part of the financial statements.
26 |	DWS Strategic High Yield Tax-Free Fund

	Principal Amount ($)	Value ($)
New York, Metropolitan Transportation Authority Revenue:
Series G-1, 0.02% (a), 6/1/2021, LOC: Barclays Bank PLC	235,000	235,000
Series D, 5.0%, 11/15/2033	1,500,000	1,854,737
Series C-1, 5.0%, 11/15/2050	1,320,000	1,622,340
Series A-1, 5.0%, 11/15/2051	4,150,000	4,898,949
Series C-1, 5.25%, 11/15/2055	3,960,000	4,939,574
New York, Metropolitan Transportation Authority Revenue, Green Bond:
Series D-2, 4.0%, 11/15/2048	3,500,000	4,015,695
Series D-3, 4.0%, 11/15/2049	1,000,000	1,146,394
New York, Metropolitan Transportation Authority, Dedicated Tax Fund, Series A-1, 0.02% (a), 6/1/2021, LOC: TD Bank NA	600,000	600,000
New York, State Dormitory Authority Revenues, Non-State Supported Debt, Orange Regional Medical Center, 144A, 5.0%, 12/1/2045	1,000,000	1,150,494
New York, State Housing Finance Agency Revenue, 160 Madison Avenue LLC, Series B, 0.04% (a), 6/1/2021, LOC: Landesbank Hessen-Thuringen	200,000	200,000
New York, State Liberty Development Corp. Revenue, World Trade Center, “1-3” , 144A, 5.0%, 11/15/2044	2,000,000	2,213,303
New York, State Thruway Authority, Series N, 3.0%, 1/1/2049	2,500,000	2,641,315
New York, State Transportation Development Corp., Special Facilities Revenue, John F. Kennedy International Airport Project, AMT, 5.375%, 8/1/2036	900,000	1,130,002
New York, Transportation Development Corp., Special Facilities Revenue, Laguardia Airport Terminal C & D Redevelopment Project, AMT, 4.375%, 10/1/2045	1,500,000	1,780,437
New York, Triborough Bridge & Tunnel Authority Revenue, Series 4-C, 0.02% (a), 6/1/2021, LOC: U.S. Bank NA	350,000	350,000
New York, TSASC, Inc.:
Series A, 5.0%, 6/1/2041	595,000	695,774
Series B, 5.0%, 6/1/2048	8,800,000	9,617,973
New York City, NY, Housing Development Corp., Multi-Family Housing Revenue:
Series E-1, 2.8%, 11/1/2034	5,000,000	5,265,461
Series E-1, 3.0%, 11/1/2039	3,000,000	3,160,793
New York Counties, NY, Tobacco Trust IV, Series F, Zero Coupon, 6/1/2060	190,000,000	11,679,509
New York, NY, General Obligation:
Series G-6, 0.01% (a), 6/1/2021, LOC: Mizuho Bank Ltd.	5,645,000	5,645,000
The accompanying notes are an integral part of the financial statements.
DWS Strategic High Yield Tax-Free Fund	| 27

	Principal Amount ($)	Value ($)
Series A-3, 0.02% (a), 6/1/2021, LOC: Mizuho Bank Ltd.	3,000,000	3,000,000
Series D-4, 0.02% (a), 6/1/2021, LOC: TD Bank NA	1,850,000	1,850,000
Series I-4, 0.02% (a), 6/1/2021, LOC: TD Bank NA	300,000	300,000
Orange County, NY, Senior Care Revenue, Industrial Development Agency, The Glen Arden Project, 5.7%, 1/1/2028 * (c)	2,125,000	1,487,500
		80,786,017
North Carolina 0.2%
North Carolina, State Housing Finance Agency, Series 42, 4.0%, 1/1/2050	1,930,000	2,143,670
North Dakota 0.2%
Grand Forks, ND, Health Care System Revenue, Altru Health System, 5.0%, 12/1/2032	2,000,000	2,023,245
Ohio 4.4%
Buckeye, OH, Tobacco Settlement Financing Authority:
“2” , Series B-3, Zero Coupon, 6/1/2057	20,000,000	3,221,482
“2” , Series B-2, 5.0%, 6/1/2055	5,500,000	6,375,810
Centerville, OH, Health Care Revenue, Graceworks Lutheran Services, 5.25%, 11/1/2047	2,480,000	2,624,994
Cleveland-Cuyahoga County, OH, Port Authority Cultural Facility Revenue, Playhouse Square Foundation Project, 5.5%, 12/1/2053	7,140,000	8,325,269
Hamilton County, OH, Health Care Revenue, Life Enriching Communities Project:
5.0%, 1/1/2051	1,270,000	1,400,218
Series A, 5.0%, 1/1/2052	1,000,000	1,122,797
Ohio, Akron, Bath & Copley Joint Township Hospital District Revenue, 5.25%, 11/15/2046	10,345,000	12,207,528
Ohio, State Air Quality Development Authority, Exempt Facilities Revenue, Pratt Paper LLC Project:
AMT, 144A, 4.25%, 1/15/2038, GTY: Pratt Industries, Inc.	725,000	818,456
AMT, 144A, 4.5%, 1/15/2048, GTY: Pratt Industries, Inc.	3,115,000	3,539,636
Ohio, State Hospital Revenue, Aultman Health Foundation, 144A, 5.0%, 12/1/2048	6,000,000	6,365,560
Ohio, State Hospital Revenue, University Hospital Health System, Series A, 0.02% (a), 6/1/2021, LOC: PNC Bank NA	150,000	150,000
		46,151,750
The accompanying notes are an integral part of the financial statements.
28 |	DWS Strategic High Yield Tax-Free Fund

	Principal Amount ($)	Value ($)
Oklahoma 0.8%
Oklahoma, State Development Finance Authority, Health System Revenue, OU Medicine Project:
Series B, 5.5%, 8/15/2052	1,635,000	2,018,513
Series B, 5.5%, 8/15/2057	4,235,000	5,216,284
Tulsa County, OK, Industrial Authority, Senior Living Community Revenue, Montereau, Inc. Project, 5.25%, 11/15/2045	1,175,000	1,327,468
		8,562,265
Oregon 0.0%
Clackamas County, OR, Hospital Facilities Authority Revenue, Mary’s Woods at Marylhurst, Inc. Project, Series A, 5.0%, 5/15/2038	195,000	212,746
Pennsylvania 3.4%
Chester County, PA, Industrial Development Authority, Special Obligation Revenue, Woodlands at Graystone Neighborhood Improvement Project, 144A, 5.125%, 3/1/2048	499,000	589,696
Lancaster County, PA, Hospital Authority, Brethren Village Project:
5.125%, 7/1/2037	900,000	998,692
5.25%, 7/1/2041	900,000	996,472
Pennsylvania, Economic Development Finance Authority, U.S. Airways Group, Series B, 8.0%, 5/1/2029, GTY: American Airlines, Inc.	905,000	909,881
Pennsylvania, Economic Development Financing Authority, Exempt Facilities Revenue, PPL Energy Supply LLC, Series A-RE, 6.4%, 12/1/2038	5,000,000	4,906,653
Pennsylvania, Higher Education Assistance Agency Education Loan Revenue:
Series A, AMT, 2.45%, 6/1/2041	4,875,000	4,934,777
Series A, AMT, 2.625%, 6/1/2042 (b)	1,005,000	1,007,646
Pennsylvania, State Economic Development Financing Authority Revenue, Bridges Finco LP, 5.0%, 12/31/2034	8,005,000	9,392,845
Pennsylvania, State Housing Finance Agency, Single Family Mortgage Revenue, Series 132A, 3.5%, 4/1/2051	1,690,000	1,833,382
Pennsylvania, State Turnpike Commission Revenue:
Series A, 4.0%, 12/1/2043	3,800,000	4,514,441
Series A, 4.0%, 12/1/2044	660,000	780,869
Series A, 4.0%, 12/1/2045	220,000	259,804
Series A, 4.0%, 12/1/2046	440,000	519,028
The accompanying notes are an integral part of the financial statements.
DWS Strategic High Yield Tax-Free Fund	| 29

	Principal Amount ($)	Value ($)
Series A, 4.0%, 12/1/2050	3,500,000	4,109,327
Series A-1, 5.0%, 12/1/2041	20,000	23,506
		35,777,019
South Carolina 2.4%
South Carolina, State Jobs-Economic Development Authority, Hospital Revenue, Conway Hospitals, Inc., 5.25%, 7/1/2047	2,290,000	2,675,588
South Carolina, State Public Service Authority Revenue, Series E, 5.25%, 12/1/2055	10,360,000	12,235,947
South Carolina, State Public Service Authority Revenue, Santee Cooper, Series A, Prerefunded, 5.75%, 12/1/2043	8,890,000	10,118,432
		25,029,967
South Dakota 0.2%
Lincon County, SD, Economic Development Revenue, Augustana Collage Assocition Project:
Series A, 4.0%, 8/1/2051	625,000	698,096
Series A, 4.0%, 8/1/2056	625,000	691,163
Series A, 4.0%, 8/1/2061	810,000	885,988
		2,275,247
Tennessee 1.1%
Metropolitan Nashville, TN, Airport Authority Revenue, Series B, AMT, 4.0%, 7/1/2054	1,500,000	1,717,554
Nashville & Davidson County, TN, Metropolitan Development & Housing Agency, Tax Increment Revenue, Fifth Broadway Development District, 144A, 5.125%, 6/1/2036	900,000	1,035,832
Nashville & Davidson County, TN, Metropolitan Government Health & Education Facilities Board Revenue, Blakeford At Green Hills Corp., Series A, 4.0%, 11/1/2055	8,000,000	8,544,274
		11,297,660
Texas 8.3%
Central Texas, Regional Mobility Authority Revenue, Capital Appreciation:
Zero Coupon, 1/1/2030	5,000,000	4,267,625
Zero Coupon, 1/1/2032	3,500,000	2,825,432
Clifton, TX, Higher Education Finance Corp., Education Revenue:
Series A, 5.75%, 8/15/2038	2,810,000	3,254,786
Series D, 6.125%, 8/15/2048	4,485,000	5,211,305
The accompanying notes are an integral part of the financial statements.
30 |	DWS Strategic High Yield Tax-Free Fund

	Principal Amount ($)	Value ($)
Houston, TX, Airport System Revenue, Special Facilities United Airlines, Inc., Airport Improvement Projects, Series C, AMT, AMT, 5.0%, 7/15/2027	3,000,000	3,566,534
Houston, TX, Airport Systems Revenue, Special Facilities Continental Airlines, Inc. Terminal Projects, AMT, 6.625%, 7/15/2038	2,000,000	2,018,817
Matagorda County, TX, Navigation District No. 1, Pollution Control Revenue, AEP Texas Central Co. Project, Series A, 4.4%, 5/1/2030, INS: AMBAC	7,000,000	8,536,733
Newark, TX, Higher Education Finance Corp., Education Revenue, Austin Achieve Public School, Inc., 5.0%, 6/15/2048	1,440,000	1,481,217
San Antonio, TX, Convention Center Hotel Finance Corp., Contract Revenue, Empowerment Zone, Series A, AMT, 5.0%, 7/15/2039, INS: AMBAC	8,000,000	8,005,794
Tarrant County, TX, Cultural Education Facilities Finance Corp. Revenue, Trinity Terrace Project, The Cumberland Rest, Inc., Series A-1, 5.0%, 10/1/2044	1,575,000	1,720,076
Tarrant County, TX, Cultural Education Facilities Finance Corp., Hospital Revenue, Methodist Hospitals of Dallas Project, Series A, 0.02% (a), 6/1/2021, LOC: TD Bank NA	500,000	500,000
Temple, TX, Tax Increment, Reinvestment Zone No. 1, Series A, 144A, 5.0%, 8/1/2038	2,830,000	3,119,817
Temple, TX, Tax Increment, Reinvestment Zone No. One:
Series A, 4.0%, 8/1/2039, INS: BAM (b)	195,000	227,378
Series A, 4.0%, 8/1/2041, INS: BAM (b)	235,000	273,380
Texas, Love Field Airport Modernization Corp., Special Facilities Revenue, Southwest Airlines Co. Project, 5.25%, 11/1/2040	7,445,000	7,594,741
Texas, New Hope Cultural Education Facilities Finance Corp., Educational Revenue, Cumberland Academy Project, Series A, 144A, 5.0%, 8/15/2050	3,550,000	3,848,684
Texas, New Hope Cultural Education Facilities Finance Corp., Retirement Facilities Revenue, Presbyterian Village North Project:
5.0%, 10/1/2039	1,820,000	1,955,790
Series A, 5.25%, 10/1/2055	8,000,000	8,684,164
Texas, New Hope Cultural Education Facilities Finance Corp., Senior Living Revenue, Bridgemoor Plano Project, Series A, 7.25%, 12/1/2053	6,605,000	5,979,766
Texas, Private Activity Bond, Surface Transportation Corp. Revenue, Senior Lien Revenue, Infrastructure Group LLC, I-635 Managed Lanes Project:
Series A, 4.0%, 6/30/2038	380,000	451,523
Series A, 4.0%, 12/31/2038	380,000	450,909
The accompanying notes are an integral part of the financial statements.
DWS Strategic High Yield Tax-Free Fund	| 31

	Principal Amount ($)	Value ($)
Series A, 4.0%, 6/30/2039	290,000	343,394
Series A, 4.0%, 12/31/2039	335,000	396,304
Series A, 4.0%, 6/30/2040	275,000	324,726
Texas, State Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue, Series D, 6.25%, 12/15/2026, GTY: Merrill Lynch & Co.	7,615,000	8,929,696
Texas, State Private Activity Bond, Surface Transportation Corp. Revenue, Senior Lien, North Tarrant Express Mobility Partners Segments LLC, AMT, 6.75%, 6/30/2043	2,220,000	2,520,518
		86,489,109
Utah 1.1%
Utah, Infrastructure Agency Telecommunication Revenue:
4.0%, 10/15/2041	600,000	697,683
Series 2019, 4.0%, 10/15/2042	2,350,000	2,692,560
Utah, State Charter School Finance Authority, St. George Campus Project, Series A, 144A, 5.0%, 6/15/2052	1,130,000	1,287,790
Utah, State Charter School Financing Authority Revenue, Freedom Academy Foundation Project, 144A, 5.375%, 6/15/2048	6,490,000	7,259,149
		11,937,182
Virginia 2.3%
Lynchburg, VA, Economic Development Authority, Hospital Revenue, Centra Health Obligated Group, Series B, 0.02% (a), 6/1/2021, LOC: Truist Bank	500,000	500,000
Prince William County, VA, Industrial Development Authority, Residential Care Facilities, Westminster at Lake Ridge:
5.0%, 1/1/2037	1,000,000	1,052,437
5.0%, 1/1/2046	1,530,000	1,587,195
Roanoke County, VA, Economic Development Authority, RSDL Care Facilities Revenue, Richfield Living:
Series 2020, 5.0%, 9/1/2050	1,740,000	1,698,067
Series A, 5.375%, 9/1/2054	1,500,000	1,517,295
Virginia, Marquis Community Development Authority Revenue:
Series C, Zero Coupon, 9/1/2041	7,906,000	461,854
144A, Step-up Coupon, 0% to 9/1/2021, 7.5% to 9/1/2045	1,640,000	787,200
Series B, 5.625%, 9/1/2041	5,332,000	2,630,293
Virginia, Peninsula Town Center, Community Development Authority Revenue, Special Obligation:
144A, 5.0%, 9/1/2037	1,400,000	1,538,357
The accompanying notes are an integral part of the financial statements.
32 |	DWS Strategic High Yield Tax-Free Fund

	Principal Amount ($)	Value ($)
144A, 5.0%, 9/1/2045	4,100,000	4,492,703
Virginia, Small Business Financing Authority, Private Activity Revenue, Transform 66 P3 Project, AMT, 5.0%, 12/31/2052	5,250,000	6,316,910
Virginia, State Small Business Financing Authority Revenue, Elizabeth River Crossings LLC Project, 6.0%, 1/1/2037	1,640,000	1,735,600
		24,317,911
Washington 3.7%
Klickitat County, WA, Public Hospital District No. 2 Revenue, Skyline Hospital:
5.0%, 12/1/2037	1,025,000	1,078,433
5.0%, 12/1/2046	2,000,000	2,077,257
Washington, Port of Seattle Revenue, AMT, 5.0%, 4/1/2044	2,000,000	2,445,203
Washington, Port of Seattle, Industrial Development Corp., Special Facilities- Delta Airlines, AMT, 5.0%, 4/1/2030	2,000,000	2,139,019
Washington, State Convention Center Public Facilities District:
5.0%, 7/1/2043	3,835,000	4,562,670
5.0%, 7/1/2048	5,000,000	5,930,468
Washington, State Higher Educational Facilities Authority, Seattle University Project:
4.0%, 5/1/2045	3,950,000	4,536,948
4.0%, 5/1/2050	1,020,000	1,164,941
Washington, State Housing Finance Commission Municipal Certificates, “A” , Series A-1, 3.5%, 12/20/2035	1,235,000	1,437,578
Washington, State Housing Finance Commission, Non-Profit Housing Revenue, Rockwood Retirement Communities Project:
Series A, 144A, 5.0%, 1/1/2051	1,945,000	2,177,304
Series A, 144A, 7.375%, 1/1/2044	6,000,000	6,540,780
Washington, State Housing Finance Commission, The Hearthstone Project:
Series A, 144A, 5.0%, 7/1/2038	775,000	839,384
Series A, 144A, 5.0%, 7/1/2048	1,735,000	1,855,644
Series A, 144A, 5.0%, 7/1/2053	1,125,000	1,200,531
		37,986,160
West Virginia 0.1%
West Virginia, State Economic Development Authority, Arch Resources Project, Series A, AMT, 4.125% (d), 7/1/2045, Series A	1,215,000	1,250,220
The accompanying notes are an integral part of the financial statements.
DWS Strategic High Yield Tax-Free Fund	| 33

	Principal Amount ($)	Value ($)
Wisconsin 3.8%
Wisconsin, Health Educational Facilities Authority, Covenant Communities, Inc. Project:
Series A-1, 5.0%, 7/1/2043	4,000,000	4,358,420
Series B, 5.0%, 7/1/2048	910,000	948,460
Wisconsin, Public Finance Authority Educational Facility Revenue, Noorba College of Osteopathic Media Project, Series B, 144A, 6.5%, 6/1/2045	6,000,000	5,883,367
Wisconsin, Public Finance Authority, Apartment Facilities Revenue, Senior Obligation Group, AMT, 5.0%, 7/1/2042	3,500,000	3,633,303
Wisconsin, Public Finance Authority, Education Revenue, Mountain Island Charter School Ltd.:
5.0%, 7/1/2047	2,000,000	2,136,299
5.0%, 7/1/2052	910,000	970,149
Wisconsin, Public Finance Authority, Education Revenue, North Carolina Leadership Academy, 144A, 5.0%, 6/15/2049	520,000	565,481
Wisconsin, Public Finance Authority, Hospital Revenue, Series A, 4.0%, 10/1/2049	5,000,000	5,677,215
Wisconsin, Public Finance Authority, Senior Living Community First Mortgage Revenue, Cedars Obligated Group:
144A, 5.5%, 5/1/2039	635,000	651,340
144A, 5.75%, 5/1/2054	5,620,000	5,745,020
Wisconsin, Public Finance Authority, Senior Living Revenue, Mary’s Woods at Marylhurst Project, Series A, 144A, 5.25%, 5/15/2047	4,545,000	4,991,687
Wisconsin, State Health & Educational Facilities Authority Revenue, Benevolent Corp. Cedar Community Project:
5.0%, 6/1/2037	1,970,000	2,145,526
5.0%, 6/1/2041	1,910,000	2,068,135
		39,774,402
Guam 0.6%
Guam, Government Waterworks Authority, Water & Wastewater System Revenue:
5.0%, 7/1/2040	1,040,000	1,208,459
Series A, 5.0%, 1/1/2050	655,000	799,910
Guam, International Airport Authority Revenue:
Series C, AMT, 6.25%, 10/1/2034	500,000	542,520
Series C, AMT, 6.375%, 10/1/2043	1,610,000	1,741,220
The accompanying notes are an integral part of the financial statements.
34 |	DWS Strategic High Yield Tax-Free Fund

	Principal Amount ($)	Value ($)
Guam, Port Authority Revenue, Series A, 5.0%, 7/1/2048	800,000	943,122
Guam, Power Authority Revenue, Series A, 5.0%, 10/1/2034	1,200,000	1,261,947
		6,497,178
Puerto Rico 6.7%
Puerto Rico, Aqueduct & Sewer Authority Revenue, Series A, 5.25%, 7/1/2029	1,000,000	1,058,363
Puerto Rico, Commonwealth Aqueduct and Sewer Authority:
Series A, 144A, 5.0%, 7/1/2035	5,000,000	5,957,494
Series A, 144A, 5.0%, 7/1/2047	10,000,000	11,737,025
Puerto Rico, Commonwealth Public Improvement:
Series A, 5.0%, 7/1/2041 * (c)	1,955,000	1,573,775
Series B, 5.75%, 7/1/2038 * (c)	2,000,000	1,762,500
Puerto Rico, Electric Power Authority Revenue:
Series TT, 5.0%, 7/1/2025 * (c)	920,000	880,900
Series 1, 5.0%, 7/1/2028 * (c)	1,785,000	1,709,138
Series 1, 5.0%, 7/1/2032 * (c)	5,000,000	4,787,500
Series 1, 5.25%, 7/1/2027 * (c)	2,000,000	1,920,000
Series XX, 5.25%, 7/1/2040 * (c)	4,000,000	3,840,000
Series WW, 5.5%, 7/1/2038 * (c)	2,900,000	2,791,250
Puerto Rico, GDB Debt Recovery Authority, PIK, 7.5%, 8/20/2040	9,080,717	8,013,733
Puerto Rico, General Obligation, Series A, 8.0%, 7/1/2035 * (c)	2,500,000	2,018,750
Puerto Rico, Sales Tax Financing Corp., Sales Tax Revenue:
Series A-1, Zero Coupon, 7/1/2046	32,904,000	10,712,555
Series A-1, 4.75%, 7/1/2053	6,800,000	7,644,315
Puerto Rico, The Childrens Trust Fund, Tobacco Settlement Revenue, Series A, Series A, Zero Coupon, 5/15/2057	50,000,000	3,336,910
		69,744,208
Total Municipal Bonds and Notes (Cost $904,891,065)		1,002,176,851
The accompanying notes are an integral part of the financial statements.
DWS Strategic High Yield Tax-Free Fund	| 35

	Principal Amount ($)	Value ($)
Underlying Municipal Bonds of Inverse Floaters (e) 6.2%
Florida 2.3%
Florida, Airport Facilities Revenue, Series B, 4.0%, 9/1/2044 (f)	10,000,000	11,518,053
Trust: Airport Facilities Revenue, Series XM0780, 144A, 13.96%, 9/1/2027, Leverage Factor at purchase date: 4 to 1
Miami-Dade County, FL, Transit Sales Surtax Revenue, Series A, 4.0%, 7/1/2049 (f)	10,000,000	11,815,034
Trust: Transit Sales Surtax Revenue, Series XM0901, 144A, 14.23%, 7/1/2028, Leverage Factor at purchase date: 4 to 1
		23,333,087
Michigan 1.1%
Michigan, State Building Authority Revenue, Facilities Program, Series I, 5.0%, 4/15/2034 (f)	10,000,000	11,825,536
Trust: State Building Authority Revenue, Series 2015-XM0123, 144A, 13.508%, 10/15/2023, Leverage Factor at purchase date: 3 to 1
New York 1.1%
New York, State Thruway Authority General Revenue, Series B, 4.0%, 1/1/2053 (f)	10,000,000	11,486,384
Trust: State Thruway Authority General Revenue, Series XM0880, 144A, 13.81%, 1/1/2028, Leverage Factor at purchase date: 4 to 1
Washington 1.7%
Washington, State General Obligation, Series A-1, 5.0%, 8/1/2037 (f)	15,000,000	17,591,195
Trust: State General Obligation, Series XM0127, 144A, 17.87%, 8/1/2023, Leverage Factor at purchase date: 4 to 1
Total Underlying Municipal Bonds of Inverse Floaters (Cost $60,835,358)		64,236,202
Corporate Bonds 0.6%
Industrials 0.3%
Delta Air Lines, Inc., 3.75%, 10/28/2029	3,500,000	3,491,332
Utilities 0.3%
Talen Energy Supply LLC, 6.5%, 6/1/2025	3,000,000	2,535,000
Total Corporate Bonds (Cost $6,021,901)		6,026,332
The accompanying notes are an integral part of the financial statements.
36 |	DWS Strategic High Yield Tax-Free Fund

	Principal Amount ($)	Value ($)
Government & Agency Obligations 0.2%
U.S. Treasury Obligations
U.S. Treasury Note, 0.875%, 11/15/2030 (Cost $2,448,753)	2,500,000	2,346,094
	Shares	Value ($)
Open-End Investment Companies 0.1%
BlackRock Liquidity Funds MuniCash Portfolio, Institutional Shares, 0.01% (g) (Cost $662,096)	661,284	661,416
	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $974,859,173)	103.4	1,075,446,895
Floating Rate Notes (e)	(3.9)	(40,420,000)
Other Assets and Liabilities, Net	0.5	5,001,478
Net Assets	100.0	1,040,028,373
*	Non-income producing security.
(a)	Variable rate demand notes are securities whose interest rates are reset periodically (usually daily mode or weekly mode) by remarketing agents based on current market levels, and are not directly set as a fixed spread to a reference rate. These securities may be redeemed at par by the holder at any time, and are shown at their current rates as of May 31, 2021. Date shown reflects the earlier of demand date or stated maturity date.
(b)	When-issued security.
(c)	Defaulted security or security for which income has been deemed uncollectible.
(d)	Variable or floating rate security. These securities are shown at their current rate as of May 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables. Securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable.
(e)	Securities represent the underlying municipal obligations of inverse floating rate obligations held by the Fund. The Floating Rate Notes represents leverage to the Fund and is the amount owed to the floating rate note holders.
(f)	Security forms part of the below inverse floater. The Fund accounts for these inverse floaters as a form of secured borrowing, by reflecting the value of the underlying bond in the investments of the Fund and the amount owed to the floating rate note holder as a liability.
(g)	Current yield; not a coupon rate.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
AGMC: Assured Guaranty Municipal Corp.
AMBAC: Ambac Financial Group, Inc.
The accompanying notes are an integral part of the financial statements.
DWS Strategic High Yield Tax-Free Fund	| 37

AMT: Subject to alternative minimum tax.
BAM: Build America Mutual
GTY: Guaranty Agreement
INS: Insured
LOC: Letter of Credit
PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.
Prerefunded: Bonds which are prerefunded are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.
Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of May 31, 2021 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Municipal Investments (a)	$ —	$1,066,413,053	$—	$1,066,413,053
Corporate Bonds (a)	—	6,026,332	—	6,026,332
Government & Agency Obligations	—	2,346,094	—	2,346,094
Open-End Investment Companies	661,416	—	—	661,416
Total	$661,416	$1,074,785,479	$ —	$1,075,446,895
(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.
38 |	DWS Strategic High Yield Tax-Free Fund

Statement of Assets and Liabilities
as of May 31, 2021

Assets
Investment in securities, at value (cost $974,859,173)	$ 1,075,446,895
Receivable for investments sold	380,823
Receivable for Fund shares sold	353,509
Interest receivable	13,909,542
Other assets	48,288
Total assets	1,090,139,057
Liabilities
Payable for investments purchased	2,535,542
Payable for investments purchased — when-issued securities	5,036,538
Payable for Fund shares redeemed	613,360
Payable for floating rate notes issued	40,420,000
Distributions payable	675,480
Accrued management fee	270,304
Accrued Trustees' fees	8,648
Other accrued expenses and payables	550,812
Total liabilities	50,110,684
Net assets, at value	$ 1,040,028,373
Net Assets Consist of
Distributable earnings (loss)	8,870,405
Paid-in capital	1,031,157,968
Net assets, at value	$ 1,040,028,373
The accompanying notes are an integral part of the financial statements.
DWS Strategic High Yield Tax-Free Fund	| 39

Statement of Assets and Liabilities as of May 31, 2021 (continued)

Net Asset Value
Class A
Net Asset Value and redemption price per share ($216,107,579 ÷ 17,170,903 outstanding shares of beneficial interest, $.01 par value, unlimited shares authorized)	$ 12.59
Maximum offering price per share (100 ÷ 97.25 of $12.59)	$ 12.95
Class C
Net Asset Value, offering and redemption price
(subject to contingent deferred sales charge) per share
($14,464,398 ÷ 1,148,211 outstanding shares of beneficial interest,
$.01 par value, unlimited shares authorized)	$ 12.60
Class S
Net Asset Value, offering and redemption price per share ($567,067,086 ÷ 45,016,262 outstanding shares of beneficial interest, $.01 par value, unlimited shares authorized)	$ 12.60
Institutional Class
Net Asset Value, offering and redemption price per share ($242,389,310 ÷ 19,234,199 outstanding shares of beneficial interest, $.01 par value, unlimited shares authorized)	$ 12.60
The accompanying notes are an integral part of the financial statements.
40 |	DWS Strategic High Yield Tax-Free Fund

Statement of Operations
for the year ended May 31, 2021

Investment Income
Income:
Interest	$ 44,559,521
Expenses:
Management fee	4,141,617
Administration fee	988,049
Services to shareholders	1,369,576
Distribution and service fees	749,119
Custodian fee	14,123
Professional fees	92,870
Reports to shareholders	73,370
Registration fees	87,873
Trustees' fees and expenses	28,463
Interest expense and fees on floating rate notes issued	312,175
Other	55,938
Total expenses before expense reductions	7,913,173
Expense reductions	(869,366)
Total expenses after expense reductions	7,043,807
Net investment income	37,515,714
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(10,310,502)
Change in net unrealized appreciation (depreciation) on investments	112,033,252
Net gain (loss)	101,722,750
Net increase (decrease) in net assets resulting from operations	$ 139,238,464
The accompanying notes are an integral part of the financial statements.
DWS Strategic High Yield Tax-Free Fund	| 41

Statements of Changes in Net Assets
	Years Ended May 31,
Increase (Decrease) in Net Assets	2021	2020
Operations:
Net investment income	$ 37,515,714	$ 42,713,965
Net realized gain (loss)	(10,310,502)	902,349
Change in net unrealized appreciation (depreciation)	112,033,252	(70,228,793)
Net increase (decrease) in net assets resulting from operations	139,238,464	(26,612,479)
Distributions to shareholders:
Class A	(6,907,768)	(7,243,884)
Class C	(714,324)	(1,196,641)
Class S	(21,089,131)	(25,982,423)
Institutional Class	(8,622,243)	(7,930,714)
Total distributions	(37,333,466)	(42,353,662)
Fund share transactions:
Proceeds from shares sold	290,828,855	397,606,177
Reinvestment of distributions	31,367,643	36,106,905
Payments for shares redeemed	(380,419,816)	(456,815,594)
Net increase (decrease) in net assets from Fund share transactions	(58,223,318)	(23,102,512)
Increase (decrease) in net assets	43,681,680	(92,068,653)
Net assets at beginning of period	996,346,693	1,088,415,346
Net assets at end of period	$1,040,028,373	$ 996,346,693
The accompanying notes are an integral part of the financial statements.
42 |	DWS Strategic High Yield Tax-Free Fund

Financial Highlights
DWS Strategic High Yield Tax-Free Fund — Class A
	Years Ended May 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$11.37	$12.13	$12.08	$12.27	$12.59
Income (loss) from investment operations:
Net investment income	.42	.45	.46	.44	.49
Net realized and unrealized gain (loss)	1.23	(.77)	.08	(.19)	(.33)
Total from investment operations	1.65	(.32)	.54	.25	.16
Less distributions from:
Net investment income	(.42)	(.44)	(.46)	(.43)	(.47)
Net realized gains	(.01)	(.00) *	(.03)	(.01)	(.01)
Total distributions	(.43)	(.44)	(.49)	(.44)	(.48)
Net asset value, end of period	$12.59	$11.37	$12.13	$12.08	$12.27
Total Return (%)[a,b]	14.56	(2.74)	4.62	2.11	1.29
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	216	181	195	225	264
Ratio of expenses before expense reductions (including interest expense) (%)[c]	.90	.95	.98	.95	.95
Ratio of expenses after expense reductions (including interest expense) (%)[c]	.87	.91	.91	.91	.93
Ratio of expenses after expense reductions (excluding interest expense) (%)	.84	.85	.86	.87	.88
Ratio of net investment income (%)	3.51	3.72	3.87	3.61	3.93
Portfolio turnover rate (%)	59	52	47	34	54
[a]	Total return does not reflect the effect of any sales charges.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]	Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.
DWS Strategic High Yield Tax-Free Fund	| 43

DWS Strategic High Yield Tax-Free Fund — Class C
	Years Ended May 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$11.38	$12.13	$12.09	$12.28	$12.59
Income (loss) from investment operations:
Net investment income	.33	.36	.37	.35	.39
Net realized and unrealized gain (loss)	1.22	(.76)	.07	(.19)	(.31)
Total from investment operations	1.55	(.40)	.44	.16	.08
Less distributions from:
Net investment income	(.32)	(.35)	(.37)	(.34)	(.38)
Net realized gains	(.01)	(.00) *	(.03)	(.01)	(.01)
Total distributions	(.33)	(.35)	(.40)	(.35)	(.39)
Net asset value, end of period	$12.60	$11.38	$12.13	$12.09	$12.28
Total Return (%)[a,b]	13.68	(3.39)	3.75	1.35	.61
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14	33	52	88	109
Ratio of expenses before expense reductions (including interest expense) (%)[c]	1.66	1.71	1.75	1.71	1.72
Ratio of expenses after expense reductions (including interest expense) (%)[c]	1.62	1.66	1.66	1.66	1.68
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.59	1.60	1.61	1.62	1.63
Ratio of net investment income (%)	2.77	2.97	3.10	2.86	3.18
Portfolio turnover rate (%)	59	52	47	34	54
[a]	Total return does not reflect the effect of any sales charges.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]	Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.
44 |	DWS Strategic High Yield Tax-Free Fund

DWS Strategic High Yield Tax-Free Fund — Class S
	Years Ended May 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$11.38	$12.14	$12.09	$12.28	$12.60
Income (loss) from investment operations:
Net investment income	.45	.47	.49	.47	.51
Net realized and unrealized gain (loss)	1.23	(.76)	.08	(.18)	(.32)
Total from investment operations	1.68	(.29)	.57	.29	.19
Less distributions from:
Net investment income	(.45)	(.47)	(.49)	(.47)	(.50)
Net realized gains	(.01)	(.00) *	(.03)	(.01)	(.01)
Total distributions	(.46)	(.47)	(.52)	(.48)	(.51)
Net asset value, end of period	$12.60	$11.38	$12.14	$12.09	$12.28
Total Return (%)[a]	14.83	(2.49)	4.88	2.37	1.55
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	567	576	661	1,204	1,336
Ratio of expenses before expense reductions (including interest expense) (%)[b]	.73	.80	.84	.81	.82
Ratio of expenses after expense reductions (including interest expense) (%)[b]	.62	.66	.66	.66	.68
Ratio of expenses after expense reductions (excluding interest expense) (%)	.59	.60	.61	.62	.63
Ratio of net investment income (%)	3.76	3.97	4.07	3.86	4.16
Portfolio turnover rate (%)	59	52	47	34	54
[a]	Total return would have been lower had certain expenses not been reduced.
[b]	Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.
DWS Strategic High Yield Tax-Free Fund	| 45

DWS Strategic High Yield Tax-Free Fund — Institutional Class
	Years Ended May 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$11.39	$12.14	$12.10	$12.29	$12.60
Income (loss) from investment operations:
Net investment income	.45	.49	.49	.47	.51
Net realized and unrealized gain (loss)	1.22	(.77)	.07	(.18)	(.31)
Total from investment operations	1.67	(.28)	.56	.29	.20
Less distributions from:
Net investment income	(.45)	(.47)	(.49)	(.47)	(.50)
Net realized gains	(.01)	(.00) *	(.03)	(.01)	(.01)
Total distributions	(.46)	(.47)	(.52)	(.48)	(.51)
Net asset value, end of period	$12.60	$11.39	$12.14	$12.10	$12.29
Total Return (%)[a]	14.82	(2.41)	4.80	2.37	1.64
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	242	207	181	159	250
Ratio of expenses before expense reductions (including interest expense) (%)[b]	.68	.74	.70	.70	.69
Ratio of expenses after expense reductions (including interest expense) (%)[b]	.62	.66	.66	.66	.67
Ratio of expenses after expense reductions (excluding interest expense) (%)	.59	.60	.61	.62	.62
Ratio of net investment income (%)	3.76	3.97	4.13	3.86	4.17
Portfolio turnover rate (%)	59	52	47	34	54
[a]	Total return would have been lower had certain expenses not been reduced.
[b]	Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.
46 |	DWS Strategic High Yield Tax-Free Fund

Notes to Financial Statements
A.	Organization and Significant Accounting Policies
DWS Strategic High Yield Tax-Free Fund (the “Fund” ) is a diversified series of Deutsche DWS Municipal Trust (the “Trust” ), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act” ), as an open-end management investment company organized as a Massachusetts business trust.
The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 8 years instead of 10 years, provided that the Fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 8 years. Class S shares are not subject to initial or contingent deferred sales charges and are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the Fund’s transfer agent. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.
The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP” ) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
DWS Strategic High Yield Tax-Free Fund	| 47

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Municipal debt securities are valued at prices supplied by independent pricing services approved by the Fund’s Board, whose valuations are intended to reflect the mean between the bid and asked prices. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, obtained from one or more broker-dealers. These securities are generally categorized as Level 2.
Other debt securities are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces
48 |	DWS Strategic High Yield Tax-Free Fund

that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.
Inverse Floaters. The Fund invests in inverse floaters. Inverse floaters are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in the short-term interest rate market. Inverse floaters are created by depositing a fixed-rate long-term municipal bond into a special purpose Tender Option Bond trust (the “TOB Trust” ). In turn the TOB Trust issues a short-term floating rate note and an inverse floater. The short-term floating rate note is issued in a face amount equal to some fraction of the underlying bond’s par amount and is sold to a third party, usually a tax-exempt money market fund. The Fund receives the proceeds from the sale of the short-term floating rate note and uses the cash proceeds to make additional investments. The short-term floating rate note represents leverage to the Fund. The Fund, as the holder of the inverse floater, has full exposure to any increase or decrease in the value of the underlying bond. The income stream from the underlying bond in the TOB Trust is divided between the floating rate note and the inverse floater. The inverse floater earns all of the interest from the underlying long-term fixed-rate bond less the amount of interest paid on the floating rate note and the expenses of the TOB Trust. The floating rate notes issued by the TOB Trust are valued at cost, which approximates fair value.
By holding the inverse floater, the Fund has the right to collapse the TOB Trust by causing the holders of the floating rate instrument to tender their notes at par and have the broker transfer the underlying bond to the Fund. The floating rate note holder can also elect to tender the note for redemption at par at each reset date. The Fund accounts for these transactions as a form of secured borrowing, by reflecting the value of the underlying bond in the investments of the Fund and the amount owed to the floating rate note holder as a liability under the caption “Payable for floating rate notes issued”  in the Statement of Assets and Liabilities. Income earned on the underlying bond is included in interest income, and interest paid on the floaters and the expenses of the TOB Trust are included in “Interest expense and fees on floating rate notes issued”  in the Statement of Operations. The weighted average outstanding daily balance of the floating rate notes issued during the year ended May 31, 2021 was approximately $38,026,000, with a weighted average interest rate of 0.82%.
DWS Strategic High Yield Tax-Free Fund	| 49

The Fund may enter into shortfall and forbearance agreements by which the Fund agrees to reimburse the TOB Trust, in certain circumstances, for the difference between the liquidation value of the underlying bond held by the TOB Trust and the liquidation value of the floating rate notes plus any shortfalls in interest cash flows. This could potentially expose the Fund to losses in excess of the value of the Fund’s inverse floater investments. In addition, the value of inverse floaters may decrease significantly when interest rates increase. The market for inverse floaters may be more volatile and less liquid than other municipal bonds of comparable maturity. The TOB Trust could be terminated outside of the Fund’s control, resulting in a reduction of leverage and disposal of portfolio investments at inopportune times and prices. Investments in inverse floaters generally involve greater risk than in an investment in fixed-rate bonds.
When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.
Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.
Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders.
At May 31, 2021, the Fund had net tax basis capital loss carryforwards of approximately $103,632,000, including short-term losses ($83,457,000) and long-term losses ($20,175,000), which may be applied against realized net taxable capital gains indefinitely.
The Fund has reviewed the tax positions for the open tax years as of May 31, 2021 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and distributed to shareholders monthly. Net
50 |	DWS Strategic High Yield Tax-Free Fund

realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in inverse floaters transactions, certain securities sold at a loss, accretion of market discount on debt securities and interest accrual on defaulted securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At May 31, 2021, the Fund’s components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed tax-exempt income	$ 12,345,526
Undistributed ordinary income	$ 108,904
Capital loss carryforwards	$ (103,632,000)
Net unrealized appreciation (depreciation) on investments	$ 102,402,388
At May 31, 2021, the aggregate cost of investments for federal income tax purposes was $932,624,507. The net unrealized appreciation for all investments based on tax cost was $102,402,388. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $112,792,384 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $10,389,996.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended May 31,
	2021	2020
Distributions from tax-exempt income	$ 36,891,337	$ 42,175,072
Distributions from ordinary income*	$ 442,129	$ 178,590
*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly
DWS Strategic High Yield Tax-Free Fund	| 51

attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.
B.	Purchases and Sales of Securities
During the year ended May 31, 2021, purchases and sales of investment securities, excluding short-term investments, were as follows:
	Purchases	Sales
Non-U.S. Treasury Obligations	$601,938,769	$622,481,811
U.S. Treasury Obligations	$ 7,341,241	$ 4,726,152
C.	Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA”  or the “Advisor” ), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group” ), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net
52 |	DWS Strategic High Yield Tax-Free Fund

assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $300 million of the Fund’s average daily net assets	.455%
Next $200 million of such net assets	.405%
Next $500 million of such net assets	.380%
Next $500 million of such net assets	.360%
Next $500 million of such net assets	.350%
Over $2 billion of such net assets	.340%
Accordingly, for the year ended May 31, 2021, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.407% of the Fund’s average daily net assets.
For the period from June 1, 2020 through September 30, 2020, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.85%
Class C	1.60%
Class S	.60%
Institutional Class	.60%
Effective October 1, 2020 through September 30, 2021, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.83%
Class C	1.58%
Class S	.58%
Institutional Class	.58%
DWS Strategic High Yield Tax-Free Fund	| 53

For the year ended May 31, 2021, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$ 58,552
Class C	11,597
Class S	648,314
Institutional Class	150,903
$ 869,366
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee” ) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended May 31, 2021, the Administration Fee was $988,049, of which $84,733 is unpaid.
Service Provider Fees. DWS Service Company (“DSC” ), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST” ), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended May 31, 2021, amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at May 31, 2021
Class A	$ 7,765	$ 1,243
Class C	646	92
Class S	61,047	10,226
Institutional Class	1,125	123
	$ 70,583	$ 11,684
In addition, for the year ended May 31, 2021, the amounts charged to the Fund for recordkeeping and other administrative services provided by
54 |	DWS Strategic High Yield Tax-Free Fund

unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,”  were as follows:
Sub-Recordkeeping	Total Aggregated
Class A	$ 146,576
Class C	22,617
Class S	844,957
Institutional Class	254,491
$ 1,268,641
Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI” ), an affiliate of the Advisor, receives a fee (“Distribution Fee” ) of 0.75% of the average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended May 31, 2021, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at May 31, 2021
Class C	$ 194,762	$ 11,002
In addition, DDI provides information and administrative services for a fee (“Service Fee” ) to Class A and C shareholders at an annual rate of up to 0.25% of the average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2021, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at May 31, 2021	Annual Rate
Class A	$ 489,138	$ 83,937.25%
Class C	65,219	8,322.25%
	$ 554,357	$ 92,259
Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended May 31, 2021 aggregated $6,516.
In addition, DDI receives any contingent deferred sales charge (“CDSC” ) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended May 31, 2021, the CDSC for
DWS Strategic High Yield Tax-Free Fund	| 55

Class C shares aggregated $622. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended May 31, 2021, DDI received $16,311 for Class A shares.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended May 31, 2021, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders”  aggregated $4,710, of which $1,874 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Transactions with Affiliates. The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers or common trustees. During the year ended May 31, 2021, the Fund engaged in securities purchases of $119,937,000 and securities sales of $141,722,000 with a net gain (loss) on securities sales of $0, with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act.
D.	Investing in High-Yield Debt Securities
High-yield debt securities or junk bonds are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.
E.	Line of Credit
The Fund and other affiliated funds (the “Participants” ) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including
56 |	DWS Strategic High Yield Tax-Free Fund

the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at May 31, 2021.
F.	Fund Share Transactions
The following table summarizes share and dollar activity in the Fund:
	Year Ended May 31, 2021		Year Ended May 31, 2020
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	3,640,049	$ 44,237,425	3,349,029	$ 40,589,341
Class C	182,279	2,206,373	308,202	3,712,529
Class S	13,825,223	165,704,485	19,782,231	231,962,939
Institutional Class	6,508,930	78,680,572	10,203,041	121,341,368
		$ 290,828,855		$ 397,606,177
Shares issued to shareholders in reinvestment of distributions
Class A	495,086	$ 6,006,038	541,994	$ 6,504,435
Class C	53,903	652,609	80,431	967,648
Class S	1,542,781	18,712,420	1,912,717	23,004,338
Institutional Class	493,545	5,996,576	469,051	5,630,484
		$ 31,367,643		$ 36,106,905
Shares redeemed
Class A	(2,850,677)	$ (34,443,706)	(4,083,826)	$ (48,841,422)
Class C	(1,963,639)	(23,954,420)	(1,766,242)	(21,374,138)
Class S	(20,930,196)	(249,695,387)	(25,576,804)	(299,895,328)
Institutional Class	(5,970,749)	(72,326,303)	(7,368,477)	(86,704,706)
		$ (380,419,816)		$ (456,815,594)
DWS Strategic High Yield Tax-Free Fund	| 57

	Year Ended May 31, 2021		Year Ended May 31, 2020
	Shares	Dollars	Shares	Dollars
Net increase (decrease)
Class A	1,284,458	$ 15,799,757	(192,803)	$ (1,747,646)
Class C	(1,727,457)	(21,095,438)	(1,377,609)	(16,693,961)
Class S	(5,562,192)	(65,278,482)	(3,881,856)	(44,928,051)
Institutional Class	1,031,726	12,350,845	3,303,615	40,267,146
		$ (58,223,318)		$ (23,102,512)
G.	Other — COVID-19 Pandemic
A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain interruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.
58 |	DWS Strategic High Yield Tax-Free Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Municipal Trust and Shareholders of DWS Strategic High Yield Tax-Free Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS Strategic High Yield Tax-Free Fund (the “Fund” ) (one of the funds constituting Deutsche DWS Municipal Trust) (the “Trust” ), including the investment portfolio, as of May 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the “financial statements” ). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Municipal Trust) at May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for the years ended May 31, 2017 and May 31, 2018 were audited by another independent registered public accounting firm whose report, dated July 24, 2018, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB” ) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial
DWS Strategic High Yield Tax-Free Fund	| 59

reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
July 28, 2021
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Information About Your Fund’s Expenses
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2020 to May 31, 2021).
The tables illustrate your Fund’s expenses in two ways:
—	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000”  line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.
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Expenses and Value of a $1,000 Investment
for the six months ended May 31, 2021 (Unaudited)

Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 12/1/20	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/21	$1,059.60	$1,055.40	$1,060.80	$1,060.80
Expenses Paid per $1,000*	$ 4.42	$ 8.25	$ 3.13	$ 3.13
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 12/1/20	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/21	$1,020.64	$1,016.90	$1,021.89	$1,021.89
Expenses Paid per $1,000*	$ 4.33	$ 8.10	$ 3.07	$ 3.07
*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 365.
Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS Strategic High Yield Tax-Free Fund†	.86%	1.61%	.61%	.61%
†	Includes interest expense and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities of 0.03% for each class.
For more information, please refer to the Fund’s prospectus.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.
Tax Information	(Unaudited)
Of the dividends paid from net investment income for the taxable year ended May 31, 2021, 100% are designated as exempt interest dividends for federal income tax purposes.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.
62 |	DWS Strategic High Yield Tax-Free Fund

Liquidity Risk Management
In accordance with Rule 22e-4 (the “Liquidity Rule” ) under the Investment Company Act of 1940 (the “1940 Act” ), your Fund has adopted a liquidity risk management program (the “Program” ), and the Board has designated DWS Investment Management Americas, Inc. (“DIMA” ) as Program administrator. The Program is designed to assess and manage your Fund’s liquidity risk (the risk that the Fund would be unable to meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund). DIMA has designated a committee (the “Committee” ) composed of personnel from multiple departments within DIMA and its affiliates that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Fund’s liquidity risk under both normal and reasonably foreseeable stressed conditions. Under the Program, every investment held by a Fund is classified on a daily basis into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated timeframes in current market conditions without significantly changing the investment’s market value.
In February 2021, as required by the Program and the Liquidity Rule, DIMA provided the Board with an annual written report (the “Report” ) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from December 1, 2019 through November 30, 2020 (the “Reporting Period” ). During the Reporting Period, your Fund was primarily invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within three business days or less in current market conditions without significantly changing their market value). As a result, your Fund is not required to adopt, and has not adopted, a “Highly Liquid Investment Minimum”  as defined in the Liquidity Rule. During the Reporting Period, the Fund did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). Your Fund did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, DIMA stated that it believes the Program has operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period. DIMA also reported that there were no material changes made to the Program during the Reporting Period.
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Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board”  or “Trustees” ) approved the renewal of DWS Strategic High Yield Tax-Free Fund’s (the “Fund” ) investment management agreement (the “Agreement” ) with DWS Investment Management Americas, Inc. (“DIMA” ) in September 2020.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees” ).
—	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant” ).
—	The Board also received extensive information throughout the year regarding performance of the Fund.
—	The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group” ). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s
64 |	DWS Strategic High Yield Tax-Free Fund

shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar” ), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review”  (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2019, the Fund’s performance (Class A shares) was in the 3rd quartile, 4th quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2019. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board noted certain changes in the Fund’s portfolio management team that took effect on December 10, 2018, and that further changes to the portfolio management team were made
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effective June 27, 2019. The Board observed that the Fund had experienced improved relative performance during the first eight months of 2020. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge” ) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were equal to the median of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2019). The Board noted that, effective March 1, 2020, the fee paid to DIMA under the Fund’s administrative services agreement was reduced to 0.097%. The Board also noted that, effective October 1, 2019, in connection with the 2019 contract renewal process, DIMA agreed to reduce the Fund’s contractual management fee at each breakpoint by 0.06%. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2019, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses” ). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds” ) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds” ) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
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Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out”  benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft- dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of
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the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
The Board also considered that on September 24, 2020, the SEC granted a temporary order permitting DIMA and its affiliates to continue providing investment advisory and underwriting services to the DWS Funds notwithstanding a consent order entered into by Deutsche Bank AG on June 17, 2020 (the “Consent Order” ). The Board noted that the temporary order was granted effective as of the date of the Consent Order. The Board also noted various representations by DIMA to the Board relating to the Consent Order, including that the conduct giving rise to the Consent Order (unintentional conduct that resulted from a system outage that prevented Deutsche Bank AG from reporting data in accordance with applicable CFTC requirements for five days in April 2016) did not involve any DWS Fund or services DIMA and its affiliates provide to the DWS Funds, that DIMA and its personnel had no involvement in the alleged conduct giving rise to the Consent Order, and that the DWS Funds would not bear any financial impact or costs relating to the Consent Order.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.
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Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds)	72	—
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Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); Not-for-Profit Directorships: Palm Beach Civic Assn.; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; Former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population wellbeing and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; Portland General Electric[2] (utility company (2003–2021); and Prisma Energy International; Former Not-for-Profit Directorships: Public Radio International	72	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Advisory Board and former Executive Fellow, Hoffman Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988); Directorships: Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); Former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	72	—
70 |	DWS Strategic High Yield Tax-Free Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (1994–2020); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Former Directorships: Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	72	Director, Aberdeen Japan Fund (since 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); formerly: Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Former Directorships: Board of Managers, YMCA of Metropolitan Chicago; Trustee, Ravinia Festival	72	—
Rebecca W. Rimel (1951) Board Member since 1995	Senior Advisor, The Pew Charitable Trusts (charitable organization) (since July 2020); Director, The Bridgespan Group (nonprofit organization) (since October 2020); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Former Directorships: Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012); President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–2020); Director, BioTelemetry Inc.[2] (acquired by Royal Philips in 2021) (healthcare) (2009–2021)	72	Director, Becton Dickinson and Company[2] (medical technology company) (2012–present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	72	—
DWS Strategic High Yield Tax-Free Fund	| 71

Officers3

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[4]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[5] (1974) President and Chief Executive Officer, 2017–present	Fund Administration (Head since 2017), DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); Director and President, DB Investment Managers, Inc. (2018–present); President and Chief Executive Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2017–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2013–2020); Directorships: Interested Director, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual Insurance Company (since October 16, 2020); and Episcopalian Charities of New York (2018–present)
John Millette[6] (1962) Vice President and Secretary, 1999–present	Legal (Associate General Counsel), DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX ETF Trust (2020–present); Vice President, DBX Advisors LLC (2021–present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. 2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); and Assistant Secretary, DBX ETF Trust (2019–2020)
Ciara Crawford[7] (1984) Assistant Secretary, (2019–present)	Fund Administration (Specialist), DWS (2015–present); formerly, Legal Assistant at Accelerated Tax Solutions.
Diane Kenneally[6] (1966) Chief Financial Officer and Treasurer, 2018–present	Fund Administration Treasurer’s Office (Co-Head since 2018), DWS; Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[6] (1957) Assistant Treasurer, 2007–present	Fund Administration Tax (Head), DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[6] (1966) Assistant Treasurer, 2017–present	Fund Administration Treasurer’s Office (Co-Head since 2018), DWS; Director and Vice President, DWS Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present)
Scott D. Hogan[6] (1970) Chief Compliance Officer, 2016–present	Anti-Financial Crime & Compliance US (Senior Team Lead), DWS; Chief Compliance Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2016–present)
72 |	DWS Strategic High Yield Tax-Free Fund

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[4]	Business Experience and Directorships During the Past Five Years
Caroline Pearson[6] (1962) Chief Legal Officer, 2010–present	Legal (Senior Team Lead), DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer, DBX Advisors LLC and DBX Strategic Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Michelle Goveia-Pine[5] (1970) Interim Anti-Money Laundering Compliance Officer, since July 10, 2020	Anti-Financial Crime & Compliance US (Regional Head), DWS; Interim AML Officer, DWS Trust Company (since July 28, 2020); Interim AML Officer, DBX ETF Trust (since July 9, 2020); Interim AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since July 24, 2020)
[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]	As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.
[4]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[5]	Address: 875 Third Avenue, New York, NY 10022.
[6]	Address: 100 Summer Street, Boston, MA 02110.
[7]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI” ) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.
DWS Strategic High Yield Tax-Free Fund	| 73

Account Management Resources
For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling: (800) 728-3337
Web Site	dws.com View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
74 |	DWS Strategic High Yield Tax-Free Fund

Investment Management	DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor” ), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group” ), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.
DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.
	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	NOTAX	NOTCX	SHYTX	NOTIX
CUSIP Number	25158T 103	25158T 301	25158T 400	25158T 509
Fund Number	152	352	2008	512
DWS Strategic High Yield Tax-Free Fund	| 75

DSHYTFF-2
(R-027921-11 7/21)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS strategic High Yield tax-free Fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended May 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2021	$55,933	$0	$7,880	$0
2020	$55,933	$0	$8,565	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended May 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2021	$0	$57,532	$0
2020	$0	$625,431	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended May 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2021	$7,880	$57,532	$0	$65,412
2020	$8,565	$625,431	$0	$633,996

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2020 and 2021 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY and EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any professionals who were part of the audit engagement team for the Fund or in the position to influence the audit engagement team for the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Strategic High Yield Tax-Free Fund, a series of Deutsche DWS Municipal Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	7/30/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	7/30/2021

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	7/30/2021